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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THE NEW YORK TIMES COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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The New York Times
Company

Notice of 2004
Annual Meeting and
Proxy Statement

229 West 43rd Street New York, NY 10036
tel 212-556-1234

Invitation to 2004 Annual Meeting of Stockholders

DATE: Tuesday, April 13, 2004
TIME: 10:00 a.m.
PLACE: New Amsterdam Theatre
214 West 42nd Street, New York, NY 10036

March 2, 2004

Dear Fellow Stockholder:

Please join me at our Annual Meeting on April 13, 2004, where we will ask you to vote on the election of our Board of Directors, the adoption of a Non-Employee Directors' Stock Incentive Plan and the ratification of the selection of our auditors.

We are delighted to add two exceptional new nominees for election by our stockholders this year, Thomas Middelhoff and Doreen A. Toben. Dr. Middelhoff, who joined our Board last September, has a strong background in the international media and Internet businesses, which will be extraordinarily useful as our Company pursues its global ambitions via the International Herald Tribune and our digital enterprises. Ms. Toben, who will be new to our Board, will bring additional financial management expertise and discipline to our Board deliberations.

In addition to the formal items of business at our Annual Meeting, my colleagues and I will review the major Company developments over the past year and share with you our plans for the future. You will have an opportunity to ask questions and express your views to the senior management of The New York Times Company. Members of the Board of Directors will also be present.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. You can vote your shares using the Internet or a toll-free telephone number, or by completing and returning the enclosed proxy card by mail. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Please vote as soon as possible.

I hope to see you on April 13th.

Sincerely yours,

ARTHUR SULZBERGER, JR.
 Chairman of the Board

229 West 43rd Street New York, NY 10036
tel 212-556-1234

Notice of Annual Meeting of Stockholders
To be held April 13, 2004

To the Holders of Class A Common Stock and Class B
Common Stock of The New York Times Company:

The Annual Meeting of Stockholders of The New York Times Company will be held at 10:00 a.m., local time, on Tuesday, April 13, 2004, at the New Amsterdam Theatre, 214 West 42nd Street, New York, NY 10036, for the following purposes:

  1.
  To elect a Board of 15 members;

  2.
  To consider and act upon a proposal to adopt a new 2004 Non-Employee Directors' Stock Incentive Plan (the "New Plan");

  3.
  To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP, independent auditors, as auditors for the fiscal year ending December 26, 2004; and

  4.
  To transact such other business as may properly come before the meeting.

Holders of the Class A and Class B common stock as of the close of business on February 17, 2004, are entitled to notice of and to attend this meeting as set forth in the Proxy Statement. Class A stockholders are entitled to vote for the election of five of the 15 directors. Class A and Class B stockholders, voting together as a single class, are entitled to vote on the proposal to adopt the New Plan and the proposal to ratify the selection of Deloitte & Touche LLP as auditors for the 2004 fiscal year. Class B stockholders are entitled to vote for the election of ten of the 15 directors and on all other matters presented to the meeting.

New York, NY
March 2, 2004

By Order of the Board of Directors

RHONDA L. BRAUER
 Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY TELEPHONE, ON THE INTERNET OR BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.

The New York Times Company
Proxy Statement
Annual Meeting of Stockholders to be Held on April 13, 2004

Voting On Matters Before The Annual Meeting

Q:
What am I voting on?

A:
There are three items that stockholders are asked to vote on at the 2004 Annual Meeting:

•
Proposal 1: Election of the Board of Directors;

•
Proposal 2: Adoption of a new 2004 Non-Employee Directors' Stock Incentive Plan (the "New Plan"); and

•
Proposal 3: Ratification of the selection of Deloitte & Touche LLP, as independent auditors for the fiscal year ending December 26, 2004.

Q:
Who is entitled to vote?

A:
The New York Times Company has two classes of outstanding voting securities: Class A common stock and Class B common stock. Stockholders of record of Class A or Class B stock as of the close of business on February 17, 2004, may vote at the 2004 Annual Meeting. As of February 17, 2004, there were 149,415,182 shares of Class A stock and 840,316 shares of Class B stock outstanding. Each share of stock is entitled to one vote.

•
Proposal 1: Class A stockholders may vote for the election of five of the 15 directors. Class B stockholders may vote for the election of ten of the 15 directors.

•
Proposal 2 and Proposal 3: Class A and B stockholders, voting together as a single class, may vote on these proposals.

Q:
How do I cast my vote?

A:
If you hold stock as a registered stockholder, you can vote in person at the Annual Meeting or you can vote by mail, telephone or on the Internet. See "Voting Methods" on page 2 for more details.

  If your stock is held through a broker or bank, you will receive voting instructions from your bank or broker describing how to vote your stock. The availability of telephone or Internet voting will depend upon the bank's or broker's voting processes.

  Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by the close of business on April 12, 2004.

  If you submit a proxy card without giving instructions, your shares will be voted as recommended by the Board of Directors.

  Mellon Investor Services has been engaged as the independent inspector of election to tabulate stockholder votes at the Annual Meeting.

Q:
How does the Board of Directors recommend voting?

A:
The Board of Directors recommends voting:

•
FOR each nominee to the Board of Directors; and

•
FOR adoption of the New Plan; and

  The Audit Committee of the Board recommends voting:

  •
  FOR ratification of Deloitte & Touche LLP as auditors.

Q:
How will my stock be voted on other business brought up at the Annual Meeting?

A:
By submitting your proxy card, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. The New York Times Company does not know of any other business to be considered at the Annual Meeting.

Q:
Can I change my vote or revoke my proxy?

A:
Yes. You can change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by telephone, mail or the Internet or by voting by ballot at the meeting.

Q:
Will abstentions or broker non-votes affect the voting results?

A:
Abstentions or withheld votes (with respect to Proposal 1) will have no effect on Proposals 1 or 2; abstentions will have the same effect as negative votes on Proposal 3.

  If a broker, which is the record holder of shares, indicates on a proxy form that it does not have discretionary authority to vote those shares on a Proposal, or if shares are voted in other circumstances in which proxy authority is defective or has been withheld on such Proposal, those non-voted shares will be counted as present for quorum purposes but will have no effect on Proposals 1 and 2, and will have the same effect as a negative vote on Proposal 3.

Q:
What is the date of distribution of this Proxy Statement and the proxies solicited hereby?

A:
We are sending this Proxy Statement and the proxies to our stockholders beginning on or about March 2, 2004.

Q:
What are the costs of this proxy solicitation?

A:
The Board of Directors of The New York Times Company is soliciting your proxy for use at the Annual Meeting, and at any adjournment thereof. The Company will bear the cost of this proxy solicitation, including the reimbursement to banks and brokers for reasonable expenses of sending out proxy materials to the beneficial owners of our common stock. We have engaged Georgeson Shareholder Communications Inc. to assist in soliciting proxies from brokers, banks, institutions and other fiduciaries by mail, telephone, and fax for a fee of $7,500 plus out-of-pocket expenses. In addition, officers of The New York Times Company may solicit proxies in person or by mail, telephone, e-mail or fax.

Voting Methods

We have been advised by our legal counsel that the procedures that have been put in place are consistent with the requirements of applicable state law. Please remember that if your stock is held through a broker or bank, you will receive voting instructions from your bank or broker describing the available processes for voting your stock.

Voting in Person at the Annual Meeting

Attend the Annual Meeting to be held at 10:00 a.m. on Tuesday, April 13, 2004, at the New Amsterdam Theatre, 214 West 42nd Street, New York, NY 10036.

Please note that even if you hold your stock in street name, you can still vote in person at the Annual Meeting if you obtain a legal proxy from your broker. Please contact your broker for information.

Internet Voting (Available 24 hours a day)
Go to the Web site address:	http://www.eproxy.com/nyt for Class A stockholders
http://www.eproxy.com/nyt1 for Class B stockholders

Mark your selections.

Click on "Submit your vote".

Review your recorded selections.

Click on "Proceed" to confirm your vote.

If you currently receive the Company's Proxy Statement, Annual Report and proxy card by mail and would prefer to receive these documents via the Internet, you may consent to future Internet receipt of these documents when voting your shares on the Internet.

Telephone Voting (Available 24 hours a day) Call 1-800-435-6710. Follow the voice prompts.

Proxy Card Voting by Mail

Mark your selections.

Date and sign your name as it appears on the proxy card.

Mail the completed proxy in the return envelope provided.

Note: If you voted by telephone or the Internet, do not return your proxy card by mail.

Where To Find More Information On The New York Times Company

Documents Filed with the Securities and Exchange Commission ("SEC")

•
This Proxy Statement is accompanied by the Company's 2003 Annual Report, which includes the Company's Form 10-K for the year ended December 28, 2003, that we have previously filed with the SEC and that includes audited financial statements.

•
You can obtain any of the documents that we file with the SEC (including an additional copy of our 2003 Annual Report on Form 10-K) by contacting us or the SEC (see below for information on contacting the SEC). To obtain documents from us, please direct requests in writing or by telephone to:

The New York Times Company
229 West 43rd Street
New York, NY 10036
Phone: (212) 556-1234
Attention: Corporate Secretary

•
We will send you the requested documents without charge, excluding exhibits.

•
If you would like to request documents from us, including any documents we may subsequently file with the SEC prior to the Annual Meeting, please do so by April 1, 2004, so that you will receive them before the Annual Meeting.

Additional Information

There are a number of other sources for additional information on The New York Times Company:

•
The Securities and Exchange Commission. We file reports, proxy statements and other information with the SEC, much of which can be accessed through the SEC's Web site (http://www.sec.gov) or can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call 1-800-732-0330 for further information on the Public Reference Room.

•
The New York Stock Exchange. As the Class A stock of The New York Times Company is listed on the New York Stock Exchange, reports and other information on the Company can be reviewed at the office of the New York Stock Exchange at 20 Broad Street, New York, NY 10005.

•
The New York Times Company Web site. Our Web site at http://www.nytco.com provides ongoing information about the Company and its performance. Please note that information contained on our Web site does not constitute part of this Proxy Statement.

IMPORTANT NOTE:

You should rely only on the information contained in this Proxy Statement to vote on the Proposals at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated March 2, 2004. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

General Information

The 1997 Trust

Since the purchase of The New York Times newspaper by Adolph S. Ochs in 1896, control of The New York Times and related properties has rested with his family. Family members have taken an active role in the stewardship and management of The New York Times Company. The title of Publisher of The New York Times has been held by various family members, from Adolph S. Ochs to the current Publisher, Arthur Sulzberger, Jr., who also serves as the current Chairman of the Board.

In February 1990, on the death of Adolph Ochs's daughter, Iphigene Ochs Sulzberger ("Mrs. Sulzberger"), control passed to her four children through the automatic termination of a trust established by her father. That trust held 83.7% of the Class B stock of the Company, which is not publicly traded and the holders of which have the right to elect approximately 70% of the Board of Directors. Mrs. Sulzberger's four children are: Marian S. Heiskell, Ruth S. Holmberg, Judith P. Sulzberger and Arthur Ochs Sulzberger (the "grantors").

In 1997, the grantors executed an indenture (the "Trust Indenture") creating a trust (the "1997 Trust") for the benefit of each of the grantors and his or her family. The grantors transferred to the 1997 Trust all shares of Class B stock previously held by the trust established by Adolph Ochs, together with a number of shares of Class A stock. The 1997 Trust currently holds 738,810 shares of Class B stock and 1,400,000 shares of Class A stock. The 1997 Trust is also the indirect owner of an additional 4,300,197 shares of Class A stock. The primary objective of the 1997 Trust is to maintain the editorial independence and the integrity of The New York Times and to continue it as an independent newspaper, entirely fearless, free of ulterior influence and unselfishly devoted to the public welfare ("the primary objective of the 1997 Trust").

The current trustees of the 1997 Trust are Daniel H. Cohen, Lynn G. Dolnick, Jacqueline H. Dryfoos, Arthur S. Golden, Michael Golden, Eric M. A. Lax, Arthur Sulzberger, Jr., and Cathy J. Sulzberger (the "Trustees").

The 1997 Trust will continue in existence until the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on December 14, 2000. The Trust Indenture is subject to the terms and provisions of a 1986 shareholders agreement (the "Shareholders Agreement") among the grantors, their children and the Company, which restricts the transfer of Class B stock by requiring, prior to any sale or transfer, the offering of those shares among the other family stockholders (including the 1997 Trust) and then to the Company at the Class A stock market price then prevailing (or if the Company is the purchaser, at the option of the selling stockholder, in exchange for Class A stock on a share-for-share basis). The Shareholders Agreement provides for the conversion of such shares into Class A stock if the purchase rights are not exercised by the family stockholders (including the 1997 Trust) or the Company and such shares of Class A stock are to be transferred to a person or persons other than family stockholders or the Company. There are certain exceptions for gifts and other transfers within the family of Adolph S. Ochs provided that the recipients become parties to the Shareholders Agreement.

In addition, the Shareholders Agreement provides that if the Company is a party to a merger (other than a merger solely to change the Company's jurisdiction of incorporation), consolidation or plan of liquidation in which the Class B stock is exchanged for cash, stock, securities or any other property of the Company or of any other corporation or entity, each signing stockholder will convert his or her shares of Class B stock into Class A stock prior to the effective date of such transaction so that a holder of such shares will receive the same cash, stock or other consideration that a holder of Class A stock would receive in such a transaction. Except for the foregoing, each signing stockholder has agreed not to convert any shares of Class B stock received from a trust created under the will of Adolph S. Ochs into Class A stock. The Shareholders Agreement will terminate upon the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on August 5, 1986.

The Trustees, subject to the limited exceptions described below, are directed to retain the Class B stock held in the 1997 Trust and not to sell, distribute or convert such shares into Class A stock and to vote such Class B stock against any merger, sale of assets or other transaction pursuant to which control of The New York Times passes from the Trustees, unless they unanimously determine that the primary objective of the 1997 Trust can be achieved better by the sale, distribution or conversion of such stock or by the implementation of such transaction. If upon such determination any Class B stock is distributed to the beneficiaries of the 1997 Trust, it must be distributed only to descendants of Mrs. Sulzberger, subject to the provisions of the Shareholders Agreement (if it is still in effect). Similarly, any sale by the 1997 Trust of Class B stock upon such determination can be made only in compliance with the Shareholders Agreement.

The Trustees are granted various powers and rights, including among others: (i) to vote all of the shares of Class A and Class B stock held by the 1997 Trust; (ii) to nominate the trustees who also serve on the Company's Board of Directors; and (iii) to amend certain provisions of the Trust Indenture, but not the provisions relating to retaining the Class B stock or the manner in which such shares may be distributed, sold or converted. The Trustees act by the affirmative vote of six of the eight Trustees. Generally, a Trustee may be removed by the agreement of six of the remaining seven Trustees. In general, when a vacancy occurs in the position of a trustee who does not serve on the Company's Board of Directors, the new trustee shall be elected by the beneficiaries of the 1997 Trust.

Upon the termination of the 1997 Trust at the end of the stated term thereof, the shares of Class A and Class B stock held by such trust will be distributed to the descendants of Mrs. Sulzberger then living.

Principal Holders of Common Stock

The following table sets forth the only persons who, to the knowledge of management, owned beneficially on February 17, 2004, more than 5% of the outstanding shares of either Class A or Class B stock:

	Shares (%)
Name and Address	Class A		Class B

1997 Trust[1,2] 229 West 43rd Street New York, NY 10036	6,439,007	(4.3%)	738,810	(87.9%)
Daniel H. Cohen[1,2,3] 229 West 43rd Street New York, NY 10036	6,820,837	(4.5%)	740,430	(88.1%)
Lynn G. Dolnick[1,2,4] 229 West 43rd Street New York, NY 10036	6,802,306	(4.5%)	739,928	(88.1%)
Jacqueline H. Dryfoos[1,2,5] 229 West 43rd Street New York, NY 10036	7,248,562	(4.8%)	739,410	(88.0%)
Arthur S. Golden[1,2,6] 229 West 43rd Street New York, NY 10036	6,855,624	(4.6%)	739,928	(88.1%)
Michael Golden[1,2,7] 229 West 43rd Street New York, NY 10036	7,168,391	(4.8%)	739,930	(88.1%)
Eric M. A. Lax[1,2,8] 229 West 43rd Street New York, NY 10036	6,482,217	(4.3%)	738,810	(87.9%)
Arthur Sulzberger, Jr.[1,2,9] 229 West 43rd Street New York, NY 10036	7,546,950	(5.0%)	739,770	(88.0%)
Cathy J. Sulzberger[1,2,10] 229 West 43rd Street New York, NY 10036	6,860,775	(4.6%)	739,770	(88.0%)
Private Capital Management[11] 8889 Pelican Bay Blvd. Naples, FL 34108	10,291,823	(6.9%)	0
T. Rowe Price Associates, Inc.[11] 100 E. Pratt Street Baltimore, MD 21202	7,481,986	(5.0%)	0
W.P. Stewart & Co., Ltd.[11] Trinity Hall 43 Cedar Avenue Hamilton HM 12 Bermuda	7,495,430	(5.0%)	0

1.
Each of the Trustees shares voting and investment power with respect to the shares owned by the 1997 Trust. Thus, under SEC regulations, each may be deemed a beneficial owner of the shares held by the 1997 Trust. Such shares are therefore included in the amounts listed in this table for each of them. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table. By virtue of their being co-trustees of the 1997 Trust, the Trustees could be deemed to comprise a "group" within the meaning of SEC regulations. Such group is the beneficial owner in the aggregate of 9,743,968 shares of Class A stock, representing approximately 6.4% of the outstanding shares of Class A stock, which shares include 746,306 shares issuable upon the conversion of 746,306 shares of Class B stock, 1,030,404 shares of Class A stock which could be acquired within 60 days upon the exercise of options and 80,000 restricted shares of Class A stock, in each case, granted under the Company's 1991 Executive Stock Incentive Plan (the "NYT Stock Plan") or its Non-Employee Directors' Stock Option Plan (the "Directors' Plan").

(Footnotes continue on following page)

  (Footnotes continued from preceding page)

2.
Class B stock is convertible into Class A stock on a share for share basis. Ownership of Class B stock is therefore deemed to be beneficial ownership of Class A stock under SEC regulations. For purposes of the table of Class A stock ownership, it has been assumed that each person listed therein as holding Class B stock has converted into Class A stock all shares of Class B stock of which that person is deemed the beneficial owner. Thus all shares of Class B stock held by the 1997 Trust and by the Trustees have been included in the calculation of the total amount of Class A stock owned by each such person as well as in the calculation of the total amount of Class B stock owned by each such person. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table.

3.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. Cohen include (a) 2,660 shares of Class A stock held jointly with his wife, 4,943 shares of Class A stock held solely and 1,620 shares of Class B stock held solely, (b) 319,215 shares of Class A stock beneficially owned by a limited liability company of which Mr. Cohen and his brother are members, (c) 11,000 shares of Class A stock held by a trust created by Mr. Cohen for the benefit of his wife and children of which Mr. Cohen is a co-trustee and (d) 42,392 shares of Class A stock held by two charitable trusts of which Mr. Cohen is a co-trustee. Mr. Cohen disclaims beneficial ownership in all shares held by the trusts described in (c) and (d) above. The holdings of Class A stock reported for Mr. Cohen exclude 11,000 shares of Class A stock held by a trust of which his wife is a co-trustee, the beneficiaries of which are Mr. Cohen and his children.

4.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Dr. Dolnick include (a) 12,670 shares of Class A stock and 1,118 shares of Class B stock held jointly with her husband, (b) 319,215 shares of Class A stock beneficially owned by a limited liability company of which Dr. Dolnick and her siblings, including Messrs. M. and A. Golden, are members and (c) 30,296 shares of Class A stock held by two trusts of which Dr. Dolnick is the sole trustee. These trusts were created by Dr. Dolnick's brother, Michael Golden, for the benefit of his daughters. Dr. Dolnick disclaims beneficial ownership of these shares. The holdings of Class A stock reported for Dr. Dolnick exclude 33,296 shares of Class A stock held by trusts of which Dr. Dolnick's husband is the sole trustee and the beneficiaries of which are their children.

5.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Ms. Dryfoos include (a) 473,740 shares of Class A stock and 600 shares of Class B stock held solely, (b) 319,215 shares of Class A stock beneficially owned by a limited liability company of which Ms. Dryfoos and her siblings are members and (c) 16,000 shares of Class A stock which could be acquired within 60 days upon the exercise of options granted under the Directors' Plan.

6.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. A. Golden include (a) 5,784 shares of Class A stock and 1,118 shares of Class B stock held jointly with his wife, (b) 319,215 shares of Class A stock beneficially owned by a limited liability company of which Mr. A. Golden and his siblings, including Dr. Dolnick and Mr. M. Golden, are members and (c) 90,500 shares of Class A stock held by a charitable trust of which Mr. A. Golden is the sole trustee and of which Mr. A. Golden disclaims beneficial ownership. The holdings of Class A stock reported for Mr. A. Golden exclude 32,244 shares of Class A stock held by trusts of which Mr. A. Golden's wife is a trustee and the beneficiaries of which are their children.

7.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. M. Golden include (a) 7,201 shares of Class A stock and 1,120 shares of Class B stock held solely and 30,724 shares of Class A stock held jointly with his wife, (b) 319,215 shares of Class A stock beneficially owned by a limited liability company of which Mr. M. Golden and his siblings, including Dr. Dolnick and Mr. A. Golden, are members and (c) 371,124 shares which can be acquired within 60 days upon the exercise of options granted under the NYT Stock Plan (of which 65,562 have been transferred to a family limited partnership). The holdings of Class A stock reported for Mr. M. Golden exclude 700 shares of Class A stock owned by his wife.

8.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. Lax include (a) 14,220 shares of Class A stock held jointly with his wife and (b) 28,990 shares of Class A stock held for the benefit of his children by his wife as custodian. Mr. Lax disclaims beneficial ownership of the shares held for his children. The holdings of Class A stock reported for Mr. Lax exclude 49,242 shares of Class A stock and 960 shares of Class B stock owned by his wife, and 319,215 shares of Class A stock beneficially owned by a limited liability company of which Mr. Lax's wife and her siblings, including Mr. Sulzberger, Jr. and Ms. Sulzberger, are members.

9.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. Sulzberger, Jr. include (a) 21,312 shares of Class A stock and 960 shares of Class B stock held solely and 8,046 shares of Class A stock held jointly with his wife, (b) 319,215 shares of Class A stock beneficially owned by a limited liability company of which Mr. Sulzberger, Jr. and his siblings, including Ms. Sulzberger and Mr. Lax's wife, are members, (c) 43,130 shares of Class A stock held by trusts of which Mr. Sulzberger, Jr. is a co-trustee, which were created by certain of Mr. Sulzberger, Jr.'s cousins for the benefit of the latter and/or their children and of which Mr. Sulzberger, Jr. disclaims beneficial ownership, (d) 635,280 shares which could be acquired within 60 days upon the exercise of options granted under the NYT Stock Plan (of which 60,140 have been transferred to a family limited partnership) and (e) 80,000 restricted shares of Class A stock granted under the NYT Stock Plan. The holdings of Class A stock reported for Mr. Sulzberger, Jr. exclude 23,770 shares of Class A stock held by trusts of which Mr. Sulzberger, Jr.'s wife is a co-trustee and the beneficiaries of which are their children.

10.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Ms. Sulzberger include (a) 38,333 shares of Class A stock and 960 shares of Class B stock held solely, (b) 319,215 shares of Class A stock beneficially owned by a limited liability company of which Ms. Sulzberger and her siblings, including Mr. Sulzberger, Jr. and Mr. Lax's wife, are members, (c) 8,000 shares of Class A stock which could be acquired within 60 days upon the exercise of options granted under the Directors' Plan and (d) 23,156 shares of Class A stock held by a trust created by Ms. Sulzberger's cousin, Ms. Dryfoos, for the benefit of her children of which Ms. Sulzberger is the sole trustee, 8,836 shares of Class A stock held by a trust created by Ms. Sulzberger's son of which Ms. Sulzberger is a co-trustee, 20,918 shares of Class A stock held in trusts or accounts under uniform gifts to minors acts for the benefit of Ms. Sulzberger's children of which Ms. Sulzberger is the sole trustee/custodian, 1,860 shares of Class A stock held in a trust for the benefit of Ms. Sulzberger's nephew of which Ms. Sulzberger is the sole trustee and 490 shares of Class A stock held in a trust for the benefit of Ms. Sulzberger's niece of which Ms. Sulzberger is the sole trustee. Ms. Sulzberger disclaims beneficial ownership of all shares of Class A stock held by such trusts and accounts. The holdings of Class A stock reported for Ms. Sulzberger exclude 1,736 shares of Class A stock held by her husband.

11.
According to information contained in filings with the SEC pursuant to Section 13(g) of the Securities Exchange Act of 1934, as amended, as of December 31, 2003, Private Capital Management ("PCM") beneficially owned 10,291,823 shares of Class A stock, T. Rowe Price Associates, Inc. ("T. Rowe Price") beneficially owned 7,481,986 shares of Class A stock, and W. P. Stewart & Co., Ltd. ("W.P. Stewart") beneficially owned 7,495,430 shares of Class A stock. According to the filing by PCM, PCM's CEO, Bruce S. Sherman, and President, Gregg J. Powers, exercise shared dispositive and shared voting power with respect to shares held by PCM's clients and managed by PCM, but Messrs. Sherman and Powers disclaim beneficial ownership for the shares held by PCM's clients and disclaim the existence of a group. According to the filings by T. Rowe Price and W.P. Stewart, each holder has sole voting power and sole dispositive power over its reported shares, but each holds such shares for clients, none of whom has a 5% or more interest. W.P. Stewart's filing states that it does not have an economic interest in its reported shares. T. Rowe Price's filing states that it disclaims beneficial ownership of its reported shares. Each of the three filings also states that, to the best of the holder's knowledge, the shares were acquired in the ordinary course of such holder's business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Company.

Security Ownership of Management and Directors

The following table shows the beneficial ownership, reported to the Company as of February 17, 2004, of Class A and Class B stock, including shares as to which a right to acquire ownership exists (by the exercise of stock options or the conversion of Class B stock into Class A stock) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, of each director, each nominee for election as director, the chief executive officer and the four other most highly compensated executive officers of the Company during 2003 and all directors, nominees, and executive officers of the Company, as a group. A portion of the shares reported below are held by the 1997 Trust, whose Trustees share voting and, in some cases, investment power with respect thereto. See "The 1997 Trust". The table also shows the amount of Class A stock units credited to the account of non-employee directors in lieu of cash retainers and meeting fees under the Company's Non-Employee Directors Deferral Plan. Distribution in cash is made subsequent to retirement.

	Class A Stock	Percent of Outstanding Class A Stock	Class A Stock Units	Class B Stock	Percent of Outstanding Class B Stock

John F. Akers[1] Director	30,203		0	0
Brenda C. Barnes[1] Director	30,950		0	0
Raul E. Cesan[1] Director	45,000		5,023	0
Jacqueline H. Dryfoos[2,3] Director	7,248,562	(4.8%)	0	739,410	(88.0%)
Leonard P. Forman[4,5] Senior Vice President and Chief Financial Officer	200,750		0	0
Michael Golden[2,3] Vice Chairman, Senior Vice President, Publisher of the International Herald Tribune and Director	7,168,391	(4.8%)	0	739,930	(88.1%)
William E. Kennard[1] Director	9,200		2,854	0
Russell T. Lewis[4,5] President, Chief Executive Officer and Director	561,736		0	0
David E. Liddle[1] Director	18,600		0	0
Ellen R. Marram[1] Director	28,000		5,827	0
Thomas Middelhoff Director	0		0	0
Janet L. Robinson[4,5] Senior Vice President, Newspaper Operations, and President and General Manager of The New York Times	409,664		0	0
Henry B. Schacht[1] Director	30,000		0	0
Donald M. Stewart[1] Director	29,259		0	0
Arthur Sulzberger, Jr.[2,3] Chairman of the Board, Publisher of The New York Times and Director	7,546,950	(5.0%)	0	739,770	(88.0%)

(Table continues and footnotes appear on following page)

Cathy J. Sulzberger[2,3] Director	6,860,775	(4.6%)	0	739,770	(88.0%)
Doreen A. Toben Nominee for Director	0		0	0
All Directors, Nominees and Executive Officers[2] (26 individuals)	11,520,347	(7.5%)	13,704	742,450	(88.4%)

Note: Each individual Director, Nominee and Executive Officer has beneficial ownership of less than 1%, other than in those instances noted.

1.
The amounts reported include shares of Class A stock which could be acquired within 60 days upon the exercise of stock options under the Directors' Plan, as follows: Mr. Akers: 18,000 shares; Ms. Barnes: 24,000 shares; Mr. Cesan: 20,000 shares; Mr. Kennard: 7,000 shares; Dr. Liddle: 16,000 shares; Ms. Marram: 24,000 shares; Mr. Schacht: 20,000 shares; Dr. Stewart: 20,000 shares.

2.
Class B stock is convertible into Class A stock on a share-for-share basis. Ownership of Class B stock is therefore deemed to be beneficial ownership of Class A stock under SEC regulations. For purposes of the presentation of ownership of Class A stock in this table, it has been assumed that each director, nominee and executive officer has converted into Class A stock all shares of Class B stock of which that person is deemed the beneficial owner. Thus all shares of Class B stock held by the directors, nominees and executive officers, including shares held by the 1997 Trust, have been included in the calculation of the total amount of Class A stock owned by such persons as well as in the calculation of the total amount of Class B stock owned by such persons. As a result of this presentation, there are duplications in the number of shares and percentages shown in this table.

3.
See "Principal Holders of Common Stock" and "The 1997 Trust" for a discussion of this director's holdings.

4.
The amounts reported include shares of Class A stock which could be acquired within 60 days upon the exercise of stock options under the NYT Stock Plan, as follows: Mr. Forman: 184,575 shares; Mr. Lewis: 471,846 shares (of which 59,346 options have been transferred to his two children); and Ms. Robinson: 339,028 shares. Also, the amounts reported include 15,000 restricted shares of Class A stock granted under the NYT Stock Plan owned by Mr. Forman, 80,000 restricted shares of Class A stock owned by Mr. Lewis, and 64,000 restricted shares of Class A stock owned by Ms. Robinson.

5.
Effective February 19, 2004, Mr. Forman was named Executive Vice President (in addition to his title of Chief Financial Officer) and Ms. Robinson was named Executive Vice President and Chief Operating Officer. Mr. Lewis, who announced that he will retire by the end of 2004, will remain President and Chief Executive Officer until that time. Upon his retirement, Mr. Lewis will be succeeded as President and Chief Executive Officer by Ms. Robinson.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company's directors and executive officers and the beneficial holders of more than 10% of the Class A stock are required to file reports with the SEC of changes in their ownership of Company stock. Based on its review of such reports, the Company believes that all such filing requirements were met during 2003, except for the following inadvertently late filings by directors: Jacqueline H. Dryfoos, two late reports relating to transactions by a trust owning shares of Class A stock and of which Ms. Dryfoos is a trustee and as to which Ms. Dryfoos disclaims beneficial ownership, and John F. Akers, one late report relating to option transfers to his children.

Proposal Number 1 –
Election of Directors

Fifteen Directors will be elected to the Board of The New York Times Company at the 2004 Annual Meeting. Nominees proposed for election as directors are listed below. Directors will hold office until the next Annual Meeting and until their successors are elected and qualified. Each of the nominees is now a member of the Board of Directors and was elected at the 2003 Annual Meeting for which proxies were solicited, except for Thomas Middelhoff, who was elected by the board on September 18, 2003, and Doreen A. Toben.

The Certificate of Incorporation of the Company provides that Class A stockholders have the right to elect 30% of the Board of Directors (or the nearest larger whole number). Accordingly, Class A stockholders will elect five of the 15 directors; Class B stockholders will elect ten. Directors are elected by a plurality of the votes cast.

Class A Nominees (5)	Class B Nominees (10)

Raul E. Cesan William E. Kennard Thomas Middelhoff Henry B. Schacht Donald M. Stewart	John F. Akers Brenda C. Barnes Jacqueline H. Dryfoos Michael Golden Russell T. Lewis David E. Liddle Ellen R. Marram Arthur Sulzberger, Jr. Cathy J. Sulzberger Doreen A. Toben

If any of the nominees become unavailable for election, all uninstructed proxies will be voted for such other person or persons designated by the Board. The Board has no reason to anticipate that this will occur.

Notes on Nominees:

•
Cathy J. Sulzberger and Arthur Sulzberger, Jr. are siblings.

•
Michael Golden, Arthur Sulzberger, Jr. and Cathy J. Sulzberger, and Jacqueline H. Dryfoos are cousins.

Profiles of Nominees for the Board of Directors

The following information was provided by the nominees:

Class A Directors

RAUL E. CESAN Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

56

 1999

 Director of various corporations and consultant

 President and Chief Operating Officer of
Schering-Plough Corporation (from 1998 to 2001),
Executive Vice President of Schering-Plough
Corporation and President of Schering-Plough
Pharmaceuticals (from 1994 to 1998), President of
Schering Laboratories (from 1992 to 1994),
President of Schering-Plough International (from
1988 to 1992)

 First Health Group Corp. and Flamel Technologies
S.A.

Audit and Finance

WILLIAM E. KENNARD Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

 47

 2001

 Managing Director, The Carlyle Group (from 2001)

 Chairman of the Federal Communications
Commission (from 1997 to 2001), General Counsel
of the Federal Communications Commission (from
1993 to 1997)

 Nextel Communications, Inc. and Dex Media, LLC

Nominating & Governance (Chair), and Finance

THOMAS MIDDELHOFF Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:

 50

 2003

 Managing Director,  Investcorp Ltd. (from 2002)

 Chairman and Chief Executive Officer (from 1997
to 2002), Head of Corporate Development and
Coordinator of Multimedia Business (from 1994 to
1998), and Member of The Board Industry Division
(from 1990 to 1994), Bertelsmann AG; Managing
Director (from 1989 to 1990), Mohndruck, Calandar
Publishing Company

Compensation

HENRY B. SCHACHT Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

 69

 1999

 Director and Senior Advisor (from February 2003),
Lucent Technologies Inc.

 Chairman (from 1996 to 1998 and from October
2000 to February 2003), Chief Executive Officer
(from 1996 to 1997 and from October 2000 to
January 2002), and Senior Advisor (from 1998 to
1999), Lucent Technologies Inc; Managing Director
and Senior Advisor, E.M. Warburg, Pincus & Co.,
L.L.C. (from 1999) (currently on unpaid leave);
Chairman, Avaya Inc. (February 2000 to October
2000); Chairman (from 1977 to 1995) and Chief
Executive Officer (from 1973 to 1994), Cummins
Engine Company, Inc.

 Alcoa Inc. (Aluminum Company of America),
Johnson & Johnson, Lucent Technologies Inc.

Audit, Finance and Compensation

DONALD M. STEWART Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

 65

 1986

 President and Chief Executive Officer, The Chicago
Community Trust (from 2000)

 Senior Program Officer and Special Advisor to the
President, Carnegie Corporation of New York (from
1999 to 2000); President of The College Board
(association of high schools and colleges, sponsor of
the Scholastic Assessment Test (SAT) and other
academic activities) (from 1987 to 1999)

 Campbell Soup Company and Sotheby's Holdings,
Inc.

 Compensation, Foundation, and Nominating &
Governance

Class B Directors

JOHN F. AKERS Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

 69

 1985

 Director of various corporations

 Chairman (from 1986 to 1993), Director (from 1983
to 1993), Chief Executive Officer (from 1985 to
1993), and President (from 1983 to 1989),
International Business Machines Corporation

 PepsiCo, Inc., Lehman Brothers Holdings Inc.,
Hallmark Cards, Inc., and W.R. Grace & Co.

 Finance (Chair), Compensation, and Nominating &
Governance

BRENDA C. BARNES Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

 50

 1998

 Director of various corporations and consultant

 Interim President and Chief Operating Officer,
Starwood Hotels & Resorts (from November 1999
to March 2000); President and Chief Executive
Officer (from 1996 to 1997) and Chief Operating
Officer (from 1993 to 1996), Pepsi-Cola North
America; President (1992), Pepsi-Cola South

 Sears, Roebuck and Co., Avon Products, Inc.,
PepsiAmericas, Inc., Staples, Inc., and LucasFilm
Ltd.

Compensation (Chair) and Finance

JACQUELINE H. DRYFOOS Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:	60 2000 Psychotherapist Private Practice (from 1981) Institute of Contemporary Psychotherapy (from 1986 to 2000) Foundation (Chair) and Finance

MICHAEL GOLDEN Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:

 54

 1997

 Vice Chairman and Senior Vice President of the
Company (from 1997) and Publisher, the
 International Herald Tribune (from November
2003)

 Vice President, Operations Development, of the
Company (from 1996 to 1997); Executive Vice
President, NYT Sports/Leisure Magazines, and Vice
President and Publisher, Tennis magazine (from
1994 to 1996) and Executive Vice President and
General Manager (from 1991 to 1994), NYT
Women's Magazines

Foundation

RUSSELL T. LEWIS Age: Director Since: Principal Occupation: Recent Business Experience:

 56

 1997

 President  (from 1996) and Chief Executive Officer
(from 1997) of the Company

 Chief Operating Officer of the Company (from 1996
to 1997), President and General Manager (from
1993 to 1996), Deputy General Manager (from 1991
to 1993), Senior Vice President, Production (from
1988 to 1991) and Senior Vice President,
Circulation (from 1984 to 1988), The New York
Times

DAVID E. LIDDLE Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:

 59

 2000

 Partner,  U.S. Venture Partners (from 2000)

 Chairman (1999), President (from 1992 to 1999) and
Co-Founder of Interval Research Corporation; Vice
President, Personal Systems, International Business
Machines Corporation (1991); President and Chief
Executive Officer, Metaphor Computer Systems,
Inc. (from 1982 to 1991)

Audit and Compensation

ELLEN R. MARRAM Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

 57

 1998

 Managing Director, North Castle Partners, LLC
(from 2000)

 President and Chief Executive Officer of efdex, Inc.
(the Electronic Food & Drink Exchange) (from 1999
to 2000); President (from 1993 to 1998) and Chief
Executive Officer (from 1997 to 1998), Tropicana
Beverage Group, and Executive Vice President, The
Seagram Company Ltd. and Joseph E. Seagram &
Sons Inc. (from 1993 to 1998); Senior Vice
President, Nabisco Foods Group, and President and
Chief Executive Officer, Nabisco Biscuit Company
(from 1988 to 1993)

 Eli Lilly and Company and Ford Motor Company

 Audit (Chair),  Foundation, and Nominating &
Governance

ARTHUR SULZBERGER, JR. Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:

 52

 1997

 Chairman of the Company (from 1997) and
Publisher, The New York Times (from 1992)

 Deputy Publisher (from 1988 to 1992)  and Assistant
Publisher (from 1987 to 1988), The New York Times

Foundation

CATHY J. SULZBERGER Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:

 54

 2002

 Partner,  LHIW Real Estate Development
Partnership (from 1988)

 Director, The Chattanooga Times (from 1996 to
1999); Consumer Affairs Consultant, Consumer
Relations and Information Development, National
Association of Retail Druggists (from 1980 to 1988)

Finance

DOREEN A. TOBEN Age: Principal Occupation: Recent Business Experience:

 54

 Executive Vice President and Chief Financial
Officer, Verizon Communications, Inc. (from 2002)

 Senior Vice President and Chief Financial Officer,
Telecom Group, Verizon Communications, Inc.
(from 2000 to 2002), Vice President and Controller
(from 1999 to 2000) and Vice President and Chief
Financial Officer, Telecom/Network, Bell Atlantic
Inc. (from 1997 to 1999)

Interest of Directors in Certain Transactions of the Company

1.    In the ordinary course of business, the Company and its subsidiaries from time to time engage in transactions with other corporations or financial institutions whose officers or directors are also directors of the Company. Such transactions are conducted on an arm's-length basis.

2.    During 2003, Arthur Sulzberger, Jr. was employed as Chairman of the Company and Publisher of The New York Times, and Michael Golden was employed as Vice Chairman and Senior Vice President of the Company and Publisher of the International Herald Tribune. See "Compensation of Executive Officers" for a description of Mr. Sulzberger, Jr.'s and Mr. Golden's compensation. Michael Greenspon is Director, Youth Readership, of The Boston Globe, and was paid a total of $95,285 in 2003. Mr. Greenspon is Ms. Jacqueline Dryfoos's son. Mr. Sulzberger, Jr., Mr. Golden, and Ms. Dryfoos are cousins.

Board of Directors and Corporate Governance

The Board of Directors is responsible for overseeing the direction, affairs and management of the Company. The Board recognizes its fiduciary duty to both Class A and Class B stockholders.

The Company has implemented various changes to its corporate governance practices in response to the Sarbanes-Oxley Act of 2002 and the changes to the corporate governance listing standards of the New York Stock Exchange ("NYSE").

The following highlights some of the corporate governance initiatives taken by the Board, both in response to the Sarbanes-Oxley Act and the NYSE rules and otherwise:

Corporate Governance Principles.    The NYSE rules require listed companies to adopt corporate governance principles. The current version of the Company's corporate governance principles, reflecting the following and other provisions, is included in this Proxy Statement as Appendix I. It can also be found on the Corporate Governance section of our Web site, http://www.nytco.com/governance.

Director Election.    All directors stand for election annually. Voting is not cumulative.

Director Attendance at Annual Meetings.    All directors are expected to attend the Company's annual meeting of stockholders. All 13 directors attended the Company's 2003 annual meeting of stockholders.

Director Retirement Age.    None of our directors will stand for re-election after his or her 70th birthday, unless the Board determines otherwise.

Directors as Stockholders.    All directors are expected to own stock in the Company. Ownership of $100,000 in Company stock is considered an appropriate amount for each director to accumulate over a reasonable period of time.

Director Orientation.    The Company has a comprehensive orientation program for all new non-management directors. It includes one-on-one meetings with senior management and top New York Times editors, a plant visit and extensive written materials on each of the Company's different business units. The senior management meetings will cover a corporate overview, the Company's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, and its business conduct policies. All other directors will also be invited to attend each orientation program.

"Controlled Company" Exception to NYSE Rules.    The Company's Board of Directors has determined not to take advantage of an available exception from certain of the NYSE rules. A company of which more than 50% of the voting power is held by a single entity, a "controlled company", need not comply with the requirements for a majority of independent directors or for independent compensation and nominating/corporate governance committees discussed below. As a result of the 1997 Trust's holdings of Class B stock, the Company would qualify as a controlled company and could elect not to comply with these independence requirements. However, the Company's Board of Directors has determined to comply in all respects with the NYSE rules.

Independent Directors.    The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Company has now, and has had for many years, a majority of independent directors.

Under the NYSE rules, a director qualifies as "independent" upon the Board affirmatively determining that he or she has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The NYSE rules permit the adoption of, and the Board of the Company has adopted, categorical standards to assist it in making determinations of independence. Under these standards, the Board has determined that no director will be considered not independent solely as a result of either of the following relationships:

•
if the director is affiliated with an entity with which the Company does business, so long as purchases or sales of goods and services from or to the Company do not exceed 1% of the annual revenues of the Company or of the other entity; or

•
if the director serves as an officer or director of a charitable organization to which the Company or The New York Times Company Foundation makes a donation, so long as the aggregate annual donations by the Company and the Foundation do not exceed 1% of that organization's annual charitable receipts.

Consistent with the NYSE rules, the Board has determined that each of Mr. Akers, Ms. Barnes, Messrs. Cesan and Kennard, Dr. Liddle, Ms. Marram, Dr. Middelhoff, Mr. Schacht, and Dr. Stewart are independent. Of the remaining directors, Messrs. Sulzberger, Jr., Lewis and Golden are executive officers of the Company, Ms. Dryfoos is a cousin of Messrs. Sulzberger, Jr. and Golden, and Ms. Sulzberger is the sister of Mr. Sulzberger, Jr. and a cousin of Mr. Golden.

Board Committees.    Both the Sarbanes-Oxley Act and the NYSE rules require the Company to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Company to have independent compensation and nominating/corporate governance committees. The Company is in compliance with these requirements.

Under the Sarbanes-Oxley Act, members of an audit committee must have no affiliation with the issuer, other than the Board seat, and receive no compensation in a capacity other than as a director/committee member. Each member of our Audit Committee meets this independence standard.

The current charters of all five of the Company's Board Committees can be found on the Corporate Governance section of our Web site, http://www.nytco.com/governance.

Audit Committee Financial Experts.    Rules promulgated by the SEC under the Sarbanes-Oxley Act require the Company to disclose annually whether our Audit Committee has one or more "audit committee financial experts," as defined by the SEC. The Board has determined that currently each of Ms. Marram, Mr. Cesan, Dr. Liddle and Mr. Schacht qualifies as such an expert.

Code of Ethics.    The Board has adopted a code of ethics that applies not only to the Company's CEO and senior financial officers, as required by the SEC, but also to its Chairman and Vice Chairman. The current version of such code of ethics can be found on the Corporate Governance section of our Web site, http://www.nytco.com/governance.

Non-Management Directors.    The NYSE rules require that the non-management directors of a listed company meet periodically in executive sessions. The Company's non-management directors meet separately at the end of each regular meeting of the Board. Additionally, at least once a year the non-management directors will meet in executive session without Ms. Sulzberger or Ms. Dryfoos. Mr. Akers has been appointed as Presiding Director by the non-management directors to preside at these sessions.

Interested parties may express their concerns to the Company's non-management directors by contacting the Presiding Director, care of the Corporate Secretary, The New York Times Company, 229 West 43rd Street, New York, NY 10036. The Corporate Secretary will relay all such correspondence to the Presiding Director.

Communications with the Board.    Stockholders may communicate with the Board of Directors care of the Corporate Secretary, The New York Times Company, 229 West 43rd Street, New York, NY 10036. The Corporate Secretary will relay all such correspondence to the entire Board of Directors.

Board and Committee Evaluations.    Our Board has a Board and Committee evaluation process to examine and discuss how our Board and Committees function as groups and with senior management of our Company. We believe that our stockholders' interests can be best protected by acknowledging the separate responsibilities of management and our Board and its Committees and by ensuring an open environment for Board and management discussions and actions.

No Interlocking Directorships.    The Chairman of the Board, as Publisher of The New York Times newspaper, does not sit on any other company board. Although other members of senior management without editorial responsibilities are not so precluded, none sit on the boards of directors of any company at which one of our directors is the chief executive officer or chief operating officer.

Succession Planning.    Recognizing the critical importance of executive leadership to the success of the Company, the Board works with senior management to ensure that effective plans are in place for both short-term and long-term executive succession at The New York Times Company. In February 2004, the Company announced that Janet L. Robinson would succeed Russell T. Lewis as President and Chief Executive Officer upon Mr. Lewis's retirement by the end of 2004. At the time of this announcement, Ms. Robinson was named Executive Vice President and Chief Operating Officer.

Senior Management Evaluation.    In consultation with all non-management directors, the Compensation Committee annually evaluates the performance of our Chairman, CEO and Vice Chairman.

Corporate Financial Ethics Hotline.    The Company has established a corporate financial ethics hotline to allow an employee to lodge a complaint, confidentially and anonymously, about any accounting, internal control or auditing matter that is of concern.

Board Meetings and Attendance

Board Meetings in 2003:    Seven

Board Committees:    Five Standing Committees: Audit, Compensation, Finance, Foundation, and Nominating & Governance. See "Board Committees" for Committee descriptions and membership.

Total Committee Meetings in 2003:    21

2003 Attendance:    All directors attended 75% or more of the total Board and Committee meetings.

Nominating & Governance Committee

Our Nominating & Governance Committee is comprised of four non-employee, independent directors, William E. Kennard, Chair, John F. Akers, Ellen R. Marram and Donald M. Stewart.

The Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our corporate Web site, http://www.nytco.com/governance. The chart set forth in "Board Committees" describes the principal functions of the Committee under its charter.

The Committee will consider director candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Corporate Secretary, giving the recommended nominee's name, biographical data and qualifications, accompanied by the written consent of the recommended nominee.

Consistent with the Company's Corporate Governance Principles, the Committee considers various criteria in Board candidates, including, among others, independence, diversity, character, judgment and business experience, as well as their appreciation of the Company's core purpose, core values and journalistic mission, and whether they have time available to devote to Board activities. The Committee also considers whether a potential nominee would satisfy:

•
the NYSE's criteria of director "independence";

•
the NYSE's "financial management expertise" standard; and

•
the SEC's definition of "audit committee financial expert".

Whenever a vacancy exists on the Board due to expansion of the Board's size or the resignation or retirement of an existing director, the Committee begins its process of identifying and evaluating potential director nominees. The Committee considers recommendations of management, stockholders and others. The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms. In this regard, from time to time the Committee has retained a global executive recruiting firm, whose function is to bring specific director candidates to the attention of the Committee. As discussed above, the 1997 Trust, as holder of a majority of our Class B stock, has the right to elect 70% of our Board. The Committee considers, among other potential nominees, recommendations of the trustees of the 1997 Trust for nominees to be elected by the holders of the Class B stock.

Director candidates are evaluated using the criteria described above and in light of the then-existing composition of the Board, including its overall size, structure, backgrounds and areas of expertise of existing directors and the relative mix of independent and management directors. The Committee also considers the specific needs of the various Board committees. The Committee recommends potential director nominees to the full Board, and final approval of a candidate is determined by the full Board. This evaluation process is the same for director nominees who are recommended by our stockholders.

At the 2004 Annual Meeting, Thomas Middelhoff and Doreen A. Toben are the director nominees who were not previously elected by our stockholders. In the case of Dr. Middelhoff, members of the Company's senior management team, including the Chairman of the Board, became acquainted with him through prior business dealings. In the case of Ms. Toben, a global executive recruiting firm brought her to the attention of senior management and the Nominating & Governance Committee. After meeting with each of them, the Committee Chair then recommended that the Committee recommend to the full Board the election of Dr. Middelhoff and Ms. Toben as Company directors. Dr. Middelhoff's election occurred in September 2003. The Board has proposed that Ms. Toben be elected to the Board at the 2004 Annual Meeting.

The Committee did not receive any recommendations from stockholders proposing candidate(s) for election at the 2004 Annual Meeting.

Board Committees

Name of Committee and Members	Principal Functions of the Committee		Meetings in 2003

Audit Ellen R. Marram, Chair Raul E. Cesan David E. Liddle Henry B. Schacht	•	Engages the Company's independent auditors, subject to ratification by the stockholders, and receives periodic reports from the auditors and management regarding the auditors' independence and other matters. Recommends appropriate action to ensure the auditors' independence.	7
•
Reviews with management and the independent auditors the Company's quarterly and annual financial statements and other financial disclosures, the adequacy of internal controls and major issues regarding accounting principles and practices, including any changes resulting from amendments to SEC or Financial Accounting Standards Board ("FASB") rules.
	•	Meets at each meeting with the Company's senior internal audit executive, representatives of management and the independent auditors in separate executive sessions.
	•	Reviews and approves the scope of the audit at the outset and reviews the performance of the independent auditors and any audit problems or difficulties encountered.
	•	Reviews the Company's risk assessment and risk management policies.
	•	Reviews the organization, resources and competence of the Company's internal audit department.
	•	Prepares the report to stockholders included in the annual Proxy Statement.

Compensation Brenda C. Barnes, Chair John F. Akers David E. Liddle Thomas Middelhoff Henry B. Schacht Donald M. Stewart	•	Approves remuneration arrangements for the Company's executive officers and senior management other than the Chairman, the CEO and the Vice Chairman, including base salaries, salary increases, incentive compensation plans and awards. Reviews the reasonableness and appropriateness of all such compensation.	3
•
In consultation with all non-employee Directors, annually evaluates the performance of the Chairman, the CEO and the Vice Chairman and, together with the other independent directors, approves their remuneration arrangements.
	•	Adopts and oversees the administration of incentive compensation and executive stock plans and determines awards granted to executive officers and senior management under such plans.
•
Advises the Board on the reasonableness and appropriateness of executive compensation plans and levels, generally, including whether these effectively serve the interests of the Company and its stockholders by creating appropriate incentives for high levels of individual and Company performance.
	•	Appoints the ERISA Management Committee, which oversees administration of the Company's health, benefit and savings plans and which reports to the Compensation Committee once a year.
	•	Has sole authority to engage an executive compensation consultant.
	•	Prepares the report to stockholders included in the annual Proxy Statement.

Nominating & Governance William E. Kennard, Chair John F. Akers Ellen R. Marram Donald M. Stewart	•	Makes recommendations to the Board regarding the composition of the Board and its Committees, including size and qualifications for membership.	3
	•	Recommends candidates to the Board for election to the Board at the Annual Meeting.
	•	Advises the Board on appropriate compensation for outside directors.
	•	Advises the Board on corporate governance matters.
	•	Oversees periodic evaluation of the Board.
	•	Has sole authority to engage a search firm to identify director candidates.

Finance John F. Akers, Chair Brenda C. Barnes Raul E. Cesan Jacqueline H. Dryfoos William E. Kennard Henry B. Schacht Cathy J. Sulzberger	•	Reviews the Company's financial policies, including, without limitation, dividend policy, investment of cash, stock repurchase, short- and long-term financing, foreign currency, hedging and derivative transactions, material acquisitions and dispositions and capital expenditures.	5
	•	Establishes (and adjusts from time to time) investment policies for the Company's retirement and savings plans.
•
Appoints the Pension Investment Committee, which appoints and reviews the performance of the trustees and investment managers for the Company's retirement and savings plans and which reports to the Finance Committee from time to time.

Foundation Jacqueline H. Dryfoos, Chair Michael Golden Ellen R. Marram Donald M. Stewart Arthur Sulzberger, Jr.	•	Advises the Board on the policies and direction of The New York Times Company Foundation.	3
	•	Reviews and makes recommendations to the Board with respect to the Company's contributions to The New York Times Company Foundation.

Directors' Compensation

Directors' compensation is paid only to non-employee Directors.

Annual Retainer:    $30,000 (paid quarterly)

Meeting Fees:    $2,000 per Board or Committee meeting attended; and $1,500 per informal Committee information session, designated as such by the Committee Chair. Audit Committee members also receive $1,500 for participating in quarterly pre-earnings release telephone calls.

Expenses:    Reasonable expenses are reimbursed for attendance at Board and Committee meetings.

Aggregate Directors Compensation:    For 2003, the Company paid an aggregate of approximately $709,246 in the form of retainers, meeting fees and expenses of attendance (including amounts deferred at the Directors' request).

Stock Options:    Options on 4,000 shares of our Class A stock are granted annually at market value. Options vest on the date of the next succeeding Annual Meeting and have a term of 10 years from date of grant.

Non-Employee Directors Deferral Plan:    The Company's Non-Employee Directors Deferral Plan allows each non-employee director to elect to defer the receipt of a portion of his or her cash compensation. Deferred amounts are credited quarterly to an account in the form of Class A stock units at the then current market price. Subsequent to retirement, the non-employee director will receive cash payments of amounts accumulated in his or her account.

Matching Gifts Program:    The Company matches 150% of charitable contributions made by Directors to colleges, schools, cultural, journalism or environmental organizations, up to a maximum Company contribution of $4,500 per person per year. The Company also matches charitable contributions of retired Directors. A Director is considered "retired" if such director has served at least five years on the Board and is at least age 60 at the time he or she leaves the Company's Board.

Life Insurance:    The Company maintains insurance of $100,000 on the life of each non-employee Director. The income required by the Internal Revenue Service to be imputed in 2003 to non-employee Directors relative to this insurance was $2,802 in aggregate. Life insurance of $25,000 is maintained on the life of each retired non-employee Director.

Directors' and Officers' Liability Insurance

The Company maintains directors' and officers' liability insurance. Currently, this is part of our combined insurance, which was purchased effective December 21, 2003, with an expiration date of January 1, 2005, at a cost of $7,233,209. The aggregate limit for the combined insurance for D&O claims is $100 million with the Company responsible for 20% of any claim. If the $100 million combined limit is exhausted, there is a separate $50 million side limit available for directors' and officers' liability. The insurance carriers are Continental Casualty Company, Houston Casualty, ACE USA, Starr Excess International, Allied World Assurance Co. Ltd. and Great Lakes Reinsurance.

Compensation of Executive Officers

The following tables and discussion summarize the compensation for the fiscal year ended December 28, 2003, of our chief executive officer and each of our four other most highly compensated executive officers.

Summary Compensation Table

Long-Term Compensation
	Annual Compensation				Awards		Payouts

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)[1]	Bonus ($)	Other Annual Compensation ($)[2]	Restricted Stock Awards ($)[3]	Stock Options (#)	LTIP Payouts ($)[4]	All Other Compensation ($)[5]

Arthur Sulzberger, Jr. Chairman of the Board and Publisher of The New York Times	2003 2002 2001	995,000 956,800 920,000	743,265 1,532,794 0	10,216 4,593 4,920	0 3,593,600 0	90,000 150,000 150,000	0 200,000 500,000	6,000 5,100 5,100
Russell T. Lewis[6] President and Chief Executive Officer	2003 2002 2001	995,000 956,800 920,000	743,265 1,532,794 0	31,478 89,782 16,011	0 898,400 2,152,750	90,000 150,000 150,000	0 200,000 500,000	6,000 5,100 5,100
Janet L. Robinson[6] Senior Vice President, Newspaper Operations; and President & General Manager, The New York Times	2003 2002 2001	650,000 625,000 595,000	340,113 743,438 83,333	4,753 5,186 6,076	926,800 1,796,800 0	48,000 80,000 80,000	0 100,000 125,000	6,000 5,100 5,100
Michael Golden Vice Chairman and Senior Vice President; and Publisher of the International Herald Tribune	2003 2002 2001	574,000 552,000 530,000	309,673 638,664 0	6,902 4,890 4,920	0 0 0	48,000 80,000 80,000	0 100,000 250,000	6,000 5,100 5,100
Leonard P. Forman[6,7] Senior Vice President and Chief Financial Officer	2003 2002	556,000 535,000	299,962 635,662	12,148 5,308	695,100 0	48,000 80,000	0 50,000	6,000 5,100

1.
Salaries are generally set and paid on a calendar year basis.

2.
Amounts shown in column (e) represent tax payment reimbursements.

3.
The amounts set forth in column (f) represent the value, as of the grant date, of the restricted stock awarded to the named executives. The restricted stock granted in 2003 will vest 100% on the anniversary of the grant date in 2008, the restricted stock granted in 2002 will vest 100% on the anniversary of the grant date in 2007, and the restricted stock granted in 2001 will vest 100% on the anniversary of the grant date in 2006. The holders of restricted stock are entitled to receive all cash dividends paid in respect thereof during the restricted periods. On December 28, 2003, Mr. Sulzberger, Jr. held 80,000 restricted shares with an aggregate market value of $3,753,600, Mr. Lewis held 80,000 restricted shares with an aggregate market value of $3,753,600, Ms. Robinson held 64,000 restricted shares with an aggregate market value of $3,002,880 and Mr. Forman held 15,000 shares with an aggregate market value of $703,800.

4.
See "Long-Term Incentive Plan Awards in Last Fiscal Year" for an explanation of the Company's long-term performance award program for senior executives.

5.
Amounts shown in column (i) represent amounts contributed by us as 50% matching contributions for the $12,000 of earnings (per Internal Revenue Service limits) contributed by or on behalf of the named individuals to our Supplemental Retirement and Investment Plan.

6.
Effective February 19, 2004, Ms. Robinson was named Executive Vice President and Chief Operating Officer and Mr. Forman was named Executive Vice President in addition to his title of Chief Financial Officer. Mr. Lewis, who announced that he will retire by the end of 2004, will remain President and Chief Executive Officer until that time and will be succeeded by Ms. Robinson.

7.
Mr. Forman became Senior Vice President and Chief Financial Officer on January 1, 2002.

Option Grants In Last Fiscal Year

	Individual Grants[1]				Grant Date Value[2]

(a)	(b)	(c)	(d)	(e)	(f)
Name	Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/SH)	Expiration Date	Grant Date Present Value ($)

Arthur Sulzberger, Jr.	90,000	2.69	46.34	12/18/2013	1,014,300
Russell T. Lewis	90,000	2.69	46.34	12/18/2013	1,014,300
Janet L. Robinson	48,000	1.43	46.34	12/18/2013	540,960
Michael Golden	48,000	1.43	46.34	12/18/2013	540,960
Leonard P. Forman	48,000	1.43	46.34	12/18/2013	540,960

1.
All options are for Class A stock and have an exercise price equal to the market value of the stock on the grant date. The options granted to the named individuals in 2003 become exercisable in installments of 25% of the original grant on each of the first through fourth anniversaries of the grant date.

2.
In accordance with the rules of the SEC, "Grant Date Present Value" has been calculated using the Black-Scholes model of option valuation, adjusted to reflect an option term of 4.51 years, which represents the weighted average (by number of options) over the past 10 years of the length of time between the grant date of options under the Company's plans and their exercise date for all option exercises by the named executive officers and seven others who were named executive officers during that period. The model also assumes: (a) an interest rate of 3.05% that represents the interest rate on a U.S. Treasury Bond with a maturity date corresponding to that of the adjusted option term of 4.51 years; (b) volatility of 26.92% calculated using weekly stock prices for the 4.51 years (235 weeks) prior to the grant date; and (c) dividends at the rate of $.58 per share, which was the annualized rate of dividends on a share of Class A common stock as of the grant date. Based on this model, the calculated value of the options on the December 18, 2003, grant date was determined to be $11.27 per option.

Fiscal Year-End Option Values1

	(d)	(e)
	Number of Unexercised Options at Fiscal Year-End (#) Exercisable/Unexercisable[2]	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable/Unexercisable[3]
(a)
Name

Arthur Sulzberger, Jr.	645,280/315,000	4,652,142/694,013
Russell T. Lewis	471,846/315,000	2,352,936/694,013
Janet L. Robinson	339,028/168,000	2,426,189/370,140
Michael Golden	371,124/168,000	3,164,039/370,140
Leonard P. Forman	184,575/158,000	1,072,935/303,440

1.
No options were exercised by the named individuals in 2003. All options are for Class A stock.

2.
Options granted to these executives under our 1991 Executive Stock Incentive Plan become exercisable in four equal installments over a period of four years from the date of grant.

3.
Market value of underlying securities at December 28, 2003 ($46.92) minus the option exercise price.

Long-Term Incentive Plan Awards in Last Fiscal Year

Under the Company's long-term performance award program for senior executives, a grant is made each year in December for a three-year cycle commencing in the following January. The table below shows the grants made on December 18, 2003, for the 2004-2006 performance cycle. The actual amount paid at the end of each of the cycles to the executive officers named below will range from the threshold to the maximum amount, or be $0, depending on the total return to holders of Class A stock relative to the total return to holders of stock in the companies that make up the "peer group" described under "Performance Presentation" during such three-year periods. Amounts paid for completed cycles are set forth in column (h) of the Summary Compensation Table.

			Estimated Future Payouts Under Non-Stock Price-Based Plan
(a)	(b)	(c)	(d)	(e)	(f)
Name	Number of Shares, Units or Other Rights (#)	Performance or Other Period Until Maturation or Payout	Threshold ($)	Target ($)	Maximum ($)

Arthur Sulzberger, Jr.	1	3 years (2004-2006)	100,000	400,000	700,000
Russell T. Lewis	1	3 years (2004-2006)	100,000	400,000	700,000
Janet L. Robinson	1	3 years (2004-2006)	75,000	300,000	525,000
Michael Golden	1	3 years (2004-2006)	50,000	200,000	350,000
Leonard P. Forman	1	3 years (2004-2006)	50,000	200,000	350,000

Pension Plan Table

The following table shows the annual estimated benefits payable under our defined benefit retirement plans upon retirement to employees in specified covered compensation and years of credited service classifications. The maximum annual benefit payable under the plans which cover the executive officers is 50% of average annual covered compensation for the five highest-paid consecutive years out of the most recent 10 years. The maximum annual benefit is payable with 20 years of credited service and is prorated for less than 20 years. The amount of estimated annual benefit is based upon the assumption that the nonqualified supplemental executive retirement plan will continue in force in its present form.

	Estimated Annual Pension For Representative Years of Credited Service
Highest Five-Year Average Annual Compensation
	10	15	20

$500,000	$125,000	$187,500	$250,000
750,000	187,500	281,250	375,000
1,000,000	250,000	375,000	500,000
1,250,000	312,500	468,750	625,000
1,500,000	375,000	562,500	750,000
1,750,000	437,500	656,250	875,000

The benefits described in the table above are calculated on a straight-life annuity basis and are not subject to any reduction for Social Security or other offset amounts.

For named executive officers, annual covered compensation for 2003 is the sum of (i) the amount shown for 2003 in column (c) of the Summary Compensation Table and (ii) the annual bonus earned for 2002. Annual covered compensation for 2003 was $2,527,794 for Mr. Sulzberger, Jr., $2,527,794 for Mr. Lewis, $1,393,438 for Ms. Robinson, $1,212,664 for Mr. Golden, and $1,191,662 for Mr. Forman.

The named executive officers had the following full years of credited service as of December 28, 2003: Mr. Sulzberger, Jr.: 25; Mr. Lewis: 32; Ms. Robinson: 20; Mr. Golden: 19; and Mr. Forman: 19.

Performance Presentation

The following graph shows the annual cumulative total stockholder return for the five years ending December 31, 2003, on an assumed investment of $100 on December 31, 1998, in the Company, the Standard & Poor's S&P 500 Stock Index and an index of peer group communications companies. The peer group returns are weighted by market capitalization at the beginning of each year. The peer group is comprised of the common stocks of the Company and the following other communications companies: Dow Jones & Company, Inc., Gannett Co., Inc., Knight Ridder, Inc., Media General, Inc., The McClatchy Company, Tribune Company and The Washington Post Company. Stockholder return is measured by dividing (a) the sum of (i) the cumulative amount of dividends declared for the measurement period, assuming monthly reinvestment of dividends and (ii) the difference between the issuer's share price at the end and the beginning of the measurement period by (b) the share price at the beginning of the measurement period. As a result, stockholder return includes both dividends and stock appreciation.

Stock Performance Comparison Between S&P 500, The New York Times
Company's Class A Common Stock and Peer Group Common Stock

Compensation Committee Report

To the Stockholders of The New York Times Company:

Compensation Policies and Purposes

In order to effectively serve the interests of the Company and its stockholders, compensation for the Company's executive officers, including the Chairman and the Chief Executive Officer, is designed to create incentives for high levels of individual and Company performance and to reward such performance. "At risk" compensation focuses on the Company's financial targets, its performance relative to peer companies and the performance of its Class A stock; it is designed to align the interests of executives with those of stockholders. Annual bonuses are paid only if financial targets are achieved. Long-term bonuses are paid only if performance targets relative to certain peer companies are met. Both sets of targets are set by the Committee in advance and in conjunction with its review of the Company's strategic and operating plans. The Committee grants stock options as part of executive compensation because it views stock options as a means of motivating superior performance and directly linking the interests of executives with those of stockholders. Stock options produce value for executives only if the Company's stock price increases over the option price, which is set at the market price on the date of grant.

Compensation Structure

In 2002, the Committee structured 2003 compensation for executive officers to consist of salary, an annual bonus potential, stock options and restricted stock. It also set potential long-term performance awards for the three-year period 2003-2005 for most executive officers, including Arthur Sulzberger, Jr. and Russell T. Lewis. A substantial portion of total potential cash compensation for executive officers depended on annual bonus potentials and thus was tied to Company performance. The more responsible the executive officer's position, the greater the portion of this "at risk" compensation.

Committee Procedures

The Committee consists solely of non-employee directors of the Company. The Board of Directors has determined that each Committee member is "independent" under the corporate governance listing standards of the New York Stock Exchange. Dr. Thomas Middelhoff joined the Committee upon his election to the Board in September 2003.

Prior to the Committee's determination of 2003 salaries and annual bonus potentials for the Company's executive officers, management reported to the Committee on its review of survey data assembled and analyzed by outside compensation consultants. Management analyzed total actual annual cash compensation and long-term awards for comparable executive positions at United States companies with revenues comparable to the Company as well as similar data from media companies, including those companies in the peer group described under "Performance Presentation" in this Proxy Statement. Approximately 40 companies were included in the survey, with annual revenues ranging from approximately $1.0 billion to $9.9 billion, with an average of $4.4 billion and a median of $3.9 billion. The analysis took into account the effect of revenue size on the compensation practices of individual companies. The data was used to set target annual cash compensation for executive officers slightly above the mid-range of companies surveyed and to allocate a significant portion of such compensation to performance-based annual bonus potentials.

Salaries

Salaries for executive officers are generally reviewed annually and were set for 2003 in late 2002. Salary increases, including increases for the named executive officers, were based on a review of the competitive data described above. The 2003 salaries for the Company's executive officers were generally within the mid-range of practices for companies surveyed, taking into account the Company's revenue size. In setting compensation for individual executive officers, the Committee considered individual performance and responsibilities, the performance of the executive's operating unit, where applicable, and the performance of the Company as a whole. The Committee believes these salaries are appropriate in light of salaries paid for comparable positions at other companies and the individual performance and responsibilities of the executives.

Prior to setting salaries for Mr. Sulzberger, Jr. and Mr. Lewis, the Committee reviewed data assembled by outside compensation consultants concerning the compensation for similar positions at other companies of comparable size. Their base salaries were set at $995,000, an amount which is slightly above the median for base salaries for their comparable positions at other companies.

Annual Bonuses

Annual bonus potentials for 2003 were set for executive officers in February 2003 as percentages of salaries. The more responsible the executive officer's position, the higher the percentage. The amounts actually paid depended principally on the level of achievement of performance against financial targets which were also set by the Committee in February 2003 and, to a lesser extent, on an individual's performance and contribution to other operating unit and corporate goals. These targets were based on earnings per share of the Company and on operating earnings of the Company or of the person's operating unit.

The 2003 earnings per share targets, which were used to determine annual bonuses for Mr. Sulzberger, Jr. and Mr. Lewis, were met at the 83% target. As a result, annual bonus payouts were made to these executives at the 83% payout level as permitted under the plan. In 2002, the earnings per share target was substantially exceeded and annual bonus payouts were made at the 178% level. In 2001, the earnings per share targets set for annual bonuses were not met, resulting in no bonus payouts for that year.

Long-Term Compensation

The number of stock options granted to each executive officer in 2003 depended on the degree of responsibility of the executive officer's position. The number was based on a review of survey data supplied by outside compensation consultants of stock option grants and other long-term compensation paid to executives at comparable salary and responsibility levels at other companies surveyed to analyze salary and annual bonus compensation. In granting options, the Company's goals are to attract, retain and motivate the highest caliber of executives by offering a competitive combination of annual and long-term compensation and to link a significant portion of executives' total compensation to the interests of stockholders. All stock options have an exercise price equal to the average of the highest and lowest market price of the Class A stock on the date of grant. In order to assure the retention of high-level executives and to tie the compensation of those executives to the creation of long-term value for stockholders, the Committee provided that these stock options become exercisable in equal portions over a four-year period. In making option grants in 2003, the Committee considered the number of options previously granted that remain outstanding and the anticipated changes in the accounting rules relating to the treatment of employee stock options. As a result of these factors, the number of options granted to each executive officer was reduced by 40% from the 2002 grant amount.

The Committee has made grants of restricted stock to certain executive officers from time to time, including in 2003, to recognize superior contribution and/or to encourage retention. The amounts of these grants were set based on a review of survey data provided by the consultants. A restricted stock award is a grant of Class A stock conditioned upon continued employment throughout a specified period.

Long-term performance award potentials for the three-year period 2004-2006 were set in late 2003. Amounts actually paid will depend on the total return over a three-year period to Class A stockholders relative to the total return to stockholders of the companies that make up the "peer group" described under "Performance Presentation." The amount of the potential award depended on the scope of the executive's responsibility. These amounts were set based on a review of the survey data described above. The amounts of the potential awards were designed to set total long-term compensation slightly above the mid-range of total long-term compensation in the survey. No payment was made for the three-year cycle ended December 2003, the potentials for which were set in 2000.

Tax

The Internal Revenue Code has certain limitations on the deductibility of compensation paid to a public company's five most highly compensated executive officers. Certain compensation, including performance-based compensation meeting specified requirements, is exempt from this deduction limit. The Committee has structured, and intends to continue to structure, performance-based compensation, including stock option grants and bonuses, to executive officers who may be subject to these limitations in a manner that satisfies those requirements. However, the Committee reserves the authority to award non-deductible compensation in circumstances as it deems appropriate. The Company will not be entitled to a tax deduction with respect to restricted stock that vested in 2003. In addition, a portion of the other compensation received by certain executive officers of the Company for 2003 was not deductible.

Compensation of the Chairman and Compensation of the President and Chief Executive Officer

The Committee based 2003 compensation for Mr. Sulzberger, Jr. and Mr. Lewis on several different factors and criteria, including the review of an outside executive compensation consultant retained by the Committee. The Committee believes that it structured Mr. Sulzberger, Jr.'s and Mr. Lewis's 2003 compensation package to include a significant amount of "at risk" compensation that provides incentives tying the amount of their compensation to the Company's performance. Stock options produce value in direct proportion to the value realized by all stockholders from price appreciation; annual bonuses are based on the achievement of specified financial performance targets; restricted stock rewards performance and retains executive talent; and long-term bonuses are based upon the relative performance of the Company's stock and the stock of the companies described under "Performance Presentation." Thus, 2003 compensation was based to a large degree on four types of performance measures, which taken together, closely link Company performance and Mr. Sulzberger, Jr.'s and Mr. Lewis's compensation. Other important factors the Committee considered in the determination of compensation for Mr. Sulzberger, Jr. and Mr. Lewis include the design and establishment of a strategy and business plan for the successful integration of the International Herald Tribune into the operations of the Company. In addition, the Committee considered their roles in instituting and maintaining strong management succession and development programs, including in connection with Mr. Lewis's planned retirement by the end of 2004 and the Board's designation of Janet Robinson to become President and Chief Executive Officer.

  Brenda C. Barnes, Chair
  John F. Akers
  David E. Liddle
  Thomas Middelhoff
  Henry B. Schacht
  Donald M. Stewart

Audit Committee Report

To the Stockholders of The New York Times Company:

The Audit Committee is comprised of four non-employee directors, Ellen R. Marram, Chair, Raul E. Cesan, David E. Liddle and Henry B. Schacht. The Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of the Company's corporate Web site, http://www.nytco.com/governance. The Board of Directors has determined that:

    •
    each Committee member is "independent" under the corporate governance listing standards of the NYSE and is "financially literate" as defined by the NYSE;

    •
    the Committee satisfies the "financial management expertise" standard, as required by the NYSE; and

    •
    each Committee member is an "audit committee financial expert" as defined by the SEC.

Under the Committee's charter, management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal control over financial reporting. The Company's independent auditors, Deloitte & Touche LLP ("Deloitte"), are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Committee is responsible for assisting the Board in monitoring:

    •
    the integrity of the Company's financial statements;

    •
    the Company's compliance with legal and regulatory requirements;

    •
    the independent auditor's qualifications and independence; and

    •
    the performance of the Company's internal audit function and independent auditors.

In this context, during 2003 the Committee met seven times and held separate discussions with management, the Company's internal auditors and Deloitte. The Committee's Chair, as representative of the Committee, discussed the Company's interim financial information contained in each quarterly earnings announcement, with the Company's Chief Financial Officer and/or Controller and Deloitte prior to public release. Each other member of the Committee also generally participated in this discussion. The full Committee reviews the Company's quarterly financial statements with management and Deloitte.

Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Committee reviewed and discussed with management and Deloitte the Company's 2003 annual consolidated financial statements. The Committee has also discussed the following with Deloitte:

    •
    the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), which include, among other items, matters related to the conduct of the audit of the Company's annual consolidated financial statements;

    •
    the critical accounting policies and practices used in the preparation of the Company's annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that Deloitte discussed with management, the ramifications of using such alternative treatments, the treatment preferred by Deloitte; and

    •
    other written communications between Deloitte and management.

In addition, the Committee has received and reviewed the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte that firm's independence from the Company and management, including all relationships between the firm and the Company. In addition, the Committee has obtained and reviewed a report by Deloitte describing:

    •
    the firm's internal quality-control procedures; and

    •
    any material issues raised by the most recent internal quality-control review (or peer review) of the firm.

The Committee has also considered whether the provision of non-audit services by Deloitte in 2003 is compatible with maintaining the auditors' independence.

The Committee discussed with the Company's internal auditors, Deloitte and management the overall scope and plans for their respective audits. The Committee met with the internal auditors and Deloitte, with and without management present, to discuss the results of their respective audits, the evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting. The Committee also discussed with Deloitte whether there were any audit problems or difficulties, and management's response.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of

Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 28, 2003, for filing with the SEC.

The Committee also has recommended, subject to stockholder approval, the selection of Deloitte as the Company's independent auditors for the fiscal year ending December 26, 2004.

  Ellen R. Marram, Chair
  Raul E. Cesan
  David E. Liddle
  Henry B. Schacht

Proposal Number 2 –
Approval of Stock Incentive Plan for Non-Employee Directors

In February 2004, the Board of Directors adopted the 2004 Non-Employee Directors' Stock Incentive Plan (the "New Plan"), subject to stockholder approval. If the stockholders approve the New Plan at the Annual Meeting, the New Plan will become effective as of the date of the Annual Meeting.

The New Plan is intended to replace the Company's existing Non-Employee Directors' Stock Option Plan (the "Existing Plan"), which will terminate upon approval of the New Plan. The purpose of the New Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in increased common stock ownership by those members of the Board of Directors who are not employees of the Company or any of its subsidiaries by providing for shares to be issued to such non-employee directors in the form of stock options, restricted stock or some combination thereof.

The following summary of the New Plan is qualified in its entirety by reference to the full text of the New Plan, a copy of which is attached to this Proxy Statement as Appendix II.

Description of Stock Incentive Plan for Non-Employee Directors

Shares Reserved for Issuance Under the New Plan.    The Company has reserved a total of 500,000 shares of Class A stock for issuance under the New Plan. The number and kind of shares available for grants under the New Plan will be adjusted appropriately by the Board of Directors if the outstanding Class A stock is hereafter changed by reason of dividends (other than cash dividends), recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like.

Types of Awards.    The New Plan authorizes the Board of Directors to grant stock options and award restricted stock.

Eligibility.    Grants and awards under the New Plan may be made to non-employee directors. For purposes of the New Plan, a non-employee director is a director of the Company who is not an employee of the Company or any subsidiary of the Company. The Company currently has eleven non-employee directors.

Administration.    The Board of Directors interprets and administers the New Plan. Any decision of the Board of Directors in the administration of the New Plan is final and conclusive.

Amendment and Termination of the New Directors' Plan.    The Board of Directors may amend the New Plan at any time; provided, however, that except for any adjustments authorized by the New Plan, the Board of Directors may not, without further approval by a majority of the votes cast by holders of shares of Class A stock and Class B stock in attendance, in person or by proxy, at a duly called meeting of stockholders entitled to vote thereon, voting together as one class:

    •
    increase the maximum number of shares of Class A stock as to which options or restricted stock may be granted under the New Plan;

    •
    decrease the option exercise price as described in the New Plan;

    •
    extend the period during which options or restricted stock may be granted or exercised under the New Plan or change the class of persons eligible to receive options or restricted stock under the New Plan; or

    •
    amend or waive the provisions of the New Plan that prohibit the repricing of "underwater" options.

Generally, no amendment of the New Plan may materially and adversely affect any right of any non-employee director with respect to any option or restricted stock already granted without such director's written consent. The New Plan will terminate on the earlier of the following to occur:

    •
    upon the adoption of a resolution or the Board of Directors terminating the New Plan; or

    •
    the date of the Annual Meeting of Stockholders in the year 2014.

Transferability.    A non-employee director's rights and interests under the New Plan may not be assigned or transferred either directly or by operation of law or otherwise (except in the event of a non-employee director's death, by will or the laws of descent and distribution). The Board may determine that options granted under the New Plan may be transferred by a non-employee director to members of his or her immediate family (or certain affiliated entities).

Stock Options

Option Terms.    Each year, as of the date of the Annual Meeting of Stockholders of the Company, each non-employee director who is continuing as a member of the Board as of the adjournment of such Annual Meeting will receive options for 4,000 shares of Class A stock, or such other amount as may be determined by the Board of Directors from time to time by resolution. The option exercise will be the average of the highest and lowest market price of a share of Class A stock on the date the option is granted.

Holding Period of Options.    Options vest on the date of the next succeeding Annual Meeting of Stockholders and have a term of ten years from the date of grant.

Exercise of Options.    Vested stock options may be exercised from time to time over the term of the option.

Termination of Service.    If an optionee ceases to be a member of the Board of Directors for reasons other than retirement or death while holding an option then exercisable that has not expired, such optionee may exercise such option at any time within one year after the date he or she ceases to be a director (but not beyond the expiration date of the option). If an optionee ceases to be a director by reason of retirement or death while holding an option (whether or not then exercisable) that has not expired, such optionee, or in the case of death, his or her executors, administrators, heirs, legatees or distributees, as the case may be, may exercise such option at any time until the expiration of such option. If any optionee who has ceased to be a director for reasons other than death or retirement dies holding an option, his or her executors, administrators, heirs, legatees or distributees, as the case may be, may exercise such option at any time within one year after the date of death (but not beyond the expiration date of the option).

Restricted Stock

Restricted Stock Terms.    Each year, as of the date of the Annual Meeting of Stockholders of the Company, each non-employee director who is continuing as a member of the Board as of the adjournment of such Annual Meeting will receive a grant of such number of shares of restricted stock, if any, as may be determined by the Board from time to time by resolution. If any grants are made, each such grant of restricted stock shall be in the same amount, and on the same terms, for each non-employee director. The Board has determined that no restricted stock will be awarded under the New Plan in 2004.

Shares of restricted stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a non-employee director during the restricted period except as provided for in the New Plan. The restricted period begins on the date of the award and continues for a period of time as specified by the Board of Directors in the award. The restricted period for restricted stock shall be at least one year in the case of restricted stock having restrictions based on performance-based criteria and at least three years in the case of restricted stock having restrictions based solely on the passage of time. Upon the lapse of a restricted period with respect to any shares of restricted stock, such shares shall no longer be subject to the restrictions imposed in the award.

Termination of Service.    If a non-employee director ceases to be a member of the Board of Directors by reason of death or retirement, the restricted period covering all shares of restricted stock transferred or issued to such non-employee director shall immediately lapse. If a non-employee director ceases to be a member of the Board of Directors other than due to death or retirement, all shares of restricted stock owned by such non-employee director for which the restricted period has not lapsed shall revert back to the Company.

Federal Income Tax Consequences

The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the New Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the New Plan.

Stock Options.    The options under the New Plan are nonstatutory options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The grant of options will not result in taxable income to the non-employee director or a tax deduction to the Company. The exercise of an option by a non-employee director will result in taxable ordinary income to the non-employee director and a corresponding deduction for the Company, in each case equal to the difference between the fair market value on the date the option was exercised and the fair market value on the date the option was granted (the option price).

Restricted Stock.    The grant of restricted stock under the New Plan will generally not result in taxable income to the non-employee director until the lapse of the restricted period. At that time, the non-employee director will recognize ordinary income equal to the fair market value of the shares at the time of the lapse of the restrictions. A non-employee director may elect to recognize income at the time of receipt of the shares of restricted stock equal to the fair market value of the shares at such time, but if the non-employee director subsequently forfeits the shares, the non-employee director would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which the tax was previously paid. Such election must be made and filed with the Internal Revenue Service within 30 days of receipt of the shares of restricted stock. The Company will generally be entitled to a deduction that corresponds to the amount and time of the non-employee director's recognition of income.

New Plan Benefits

No benefits or amounts will be received by or allocated to any current executive officer or any employee (including any current officer who is not an executive officer) under the New Plan because no such person is eligible to participate in the New Plan. The benefits or amounts that will be received by, or allocated to, all current directors who are not executive officers (the "Non-Executive Director Group") under the New Plan are not determinable because such benefits or amounts, if any, will be awarded in the future at the discretion of the Board of Directors. If the New Plan had been in effect, the benefits or amounts which would have been received by, or allocated to, the Non-Executive Director Group for the fiscal year ended December 28, 2003 would have been as follows:

Name and Position	Dollar Value ($)		Number of Stock Options		Number of Shares of Restricted Stock

Non-Executive Director Group		[1]	4,000	[1]	[2]

1.
Options on 4,000 shares of the Company's Class A stock are granted annually to each non-employee director with an exercise price equal to the stock's market value on the grant date. There are eleven non-employee directors.

2.
The New Plan contemplates that the Board of Directors, in its discretion, may from time to time award shares of restricted stock. As no such award was available under the Existing Plan, the benefits or amounts that would have been received by, or allocated to, the Non-Executive Director Group for the fiscal year ended December 28, 2003 are not determinable. The Board has determined that no restricted stock will be awarded under the New Plan in 2004.

Recommendation and Vote Required

The non-employee directors of the Company, who will receive grants and/or awards under the New Plan, have an interest in the adoption of the New Plan. The Board of Directors believes the adoption of the New Plan is in the best interests of the Company and its stockholders and recommends a vote FOR the following resolution which will be presented at the Annual Meeting:

  RESOLVED, that the 2004 Non-Employee Directors' Stock Incentive Plan described in Proposal 2 in The New York Times Company's 2004 Proxy Statement, be, and the same hereby is, ratified, confirmed and approved.

An affirmative vote of a majority of the votes cast by holders of shares of Class A and Class B stock in attendance, in person or by proxy, at the 2004 Annual Meeting of Stockholders, voting together as a single class, is required for approval of this resolution. As a result, abstentions and broker non-votes will have no effect on the proposal.

Proposal Number 3 –
Selection of Auditors

The Audit Committee has selected the firm of Deloitte & Touche LLP, independent auditors, as our auditors for the fiscal year ending December 26, 2004, subject to ratification of such selection by our Class A and Class B stockholders voting together as one class. Deloitte & Touche LLP has audited our financial statements for many years.

We have been informed by Deloitte & Touche LLP that their firm has no direct financial interest nor any material indirect financial interest in us or any of our affiliated companies. Deloitte & Touche LLP has not had any connection during the past three years with us or any of our affiliated companies in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if he or she decides to do so. The representative will also be available to respond to appropriate questions from stockholders at the Annual Meeting.

Audit and Other Fees

Audit Fees.    The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements, the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q, comfort letters to underwriters and services normally provided by the independent auditor in connection with statutory and regulatory filings were $1,929,000 for the fiscal year ended December 28, 2003, and $1,725,000 for the fiscal year ended December 29, 2002.

Audit-Related Fees.    The aggregate fees billed by Deloitte & Touche LLP for assurance and related services related to the performance or review of the Company's financial statements and not described above under "Audit Fees" were $509,000 for the 2003 fiscal year and $479,000 for the 2002 fiscal year. In both years, the audit-related services included audits of the Company's benefit plans and not-for-profit entities and agreed-upon procedures related to contract compliance reviews of certain of its third-party print sites. In 2003, audit-related services also included advice with respect to the requirements of the Sarbanes-Oxley Act of 2002 relating to internal controls.

Tax Fees.    The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for tax compliance were $115,000 in the 2003 fiscal year and $93,000 in the 2002 fiscal year, and for tax advice and tax planning were $101,000 in the 2003 fiscal year and $876,000 in the 2002 fiscal year.

All Other Fees.    The aggregate fees billed by Deloitte & Touche LLP for products and services other than those described above were $37,000 for the 2003 fiscal year and $35,000 for the 2002 fiscal year. Other fees consisted primarily of software licensing fees.

Audit Committee's Pre-Approval Policies and Procedures

Effective February 20, 2003, our Board of Directors adopted a new Audit Committee Charter which, among other things, requires the Audit Committee to pre-approve the rendering by our independent auditor of audit or permitted non-audit services. The Chair of the Audit Committee may pre-approve the rendering of services on behalf of the Committee, provided the matter is then presented to the full Committee at the next scheduled meeting.

Recommendation and Vote Required

The Audit Committee of the Board of Directors recommends a vote FOR the following resolution which will be presented to the meeting:

  RESOLVED, that the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP, independent auditors, as auditors of The New York Times Company for the fiscal year ending December 26, 2004, is hereby ratified, confirmed and approved.

The affirmative vote of the holders of a majority of the shares of Class A and Class B stock represented at the Annual Meeting, in person or by proxy, voting together as one class, is required for approval of this resolution. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Other Matters

Submission of Stockholder Proposals for 2005

Stockholders who intend to present proposals at the 2005 Annual Meeting under SEC Rule 14a-8 must insure that such proposals are received by the Secretary of the Company not later than November 2, 2004. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company's 2004 proxy materials. In order for a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of SEC Rule 14a-4(c), such proposal must be received prior to January 16, 2005.

Certain Matters Relating to Proxy Materials and Annual Reports

The Company may now satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method is referred to as "householding" and can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company has delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received from impacted stockholders prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a registered stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact Mellon Investor Services, P.O. Box 3315, South Hackensack, NJ 07606-1915, telephone 1-800-851-9677. If your stock is held through a broker or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact such broker or bank.

By order of the Board of Directors

RHONDA L. BRAUER
 Secretary
New York, NY
March 2, 2004

Appendix I

THE NEW YORK TIMES COMPANY

CORPORATE GOVERNANCE PRINCIPLES

In February 2003, The New York Times Company's Board of Directors, acting on the recommendation of the Nominating & Governance Committee, adopted the following Corporate Governance Principles:

1.     The Core Purpose and Core Values of the Company

The Company's core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

The core values that enable the Company to achieve its core purpose are:

  1.
  Content of the highest quality and integrity. This is the basis for the Company's reputation and the means by which it fulfills the public trust and its customers' expectations.

  2.
  Fair treatment of employees based on respect, accountability and standards of excellence.

  3.
  Creating long-term stockholder value through investment and constancy of purpose.

  4.
  Good corporate citizenship.

In support of the Company's core purpose and core values, the Board is committed to the editorial independence at all Company properties.

2.     Director Responsibilities

  2.1
  The business of the Company shall be managed under the direction of the Board of Directors. The basic responsibility of the Board of Directors is to exercise its business judgment to act in what the Board members reasonably believe to be in the best interest of the Company and its stockholders. Although approximately 30% of the Directors are elected by the holders of the Company's Class A Common Stock and the remaining Directors by the holders of the Company's Class B Common Stock, once elected all Directors have the same duties and responsibilities.

  2.2
  In discharging their obligations to stockholders, Directors are entitled to rely on the honesty and integrity of the Company's senior management and its outside advisors and auditors. The Directors will also be entitled to (a) Company-purchased directors' and officers' liability insurance, (b) Company-provided indemnification to the fullest extent permitted by law and the Company's certificate of incorporation, by-laws and any indemnification agreements, and (c) legal protection from personal liability to the Company and its stockholders, as provided by state law and the Company's certificate of incorporation.

  2.3
  Directors are expected to attend Board meetings, meetings of Committees on which they serve and the Company's annual meeting of stockholders, to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities. Written materials that are important to the Board's understanding of the business to be conducted at a Board or Committee meeting should be distributed to the Directors sufficiently in advance of the meeting to allow the Directors to prepare for discussion of the business at the meeting. Directors are expected to review these materials in advance of the meeting.

  2.4
  The Board has no policy with respect to the separation of the offices of the Chairman and the Chief Executive Officer. The Board believes that it is in the best interest of the Company for the Board to make a determination as to whether or not the offices should be separate, when it appoints a new Chairman or Chief Executive Officer.

  2.5
  The Chairman of the Board will set the agenda for Board meetings with the understanding that certain items necessary for appropriate Board oversight will be brought to the Board periodically for review and/or decision. Any Director may request that an item be included on any meeting agenda.

  2.6
  To supplement the written materials distributed in advance of Board and Committee meetings, meetings will include presentations by management and, when appropriate, outside advisors or consultants, as well as ample time for a full and open discussion of the agenda items.

  2.7
  The non-management Directors will meet in regular executive sessions. A non-management Director will be designated to preside at such sessions by the non-management Directors.

  2.8
  Directors are expected to adhere to the conflict of interest policies and the code of conduct maintained by the Board.

3.     Director Qualifications

  3.1
  The Board will have a majority of Directors who meet the criteria for independence required by the New York Stock Exchange. The Nominating & Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Directors, as well as the composition of the Board as a whole. This assessment will include consideration of Directors' independence, diversity, character, judgment and business experience, as well as their appreciation of the Company's core purpose, core values and journalistic mission. The Nominating & Governance Committee will consider and make recommendations to the Board concerning candidates to fill new positions created by expansion and vacancies that occur by resignation, by retirement or for any other reason. Final approval of a candidate is determined by the full Board.

  3.2
  It is the sense of the Board that a size of 12 to 16 is appropriate for purposes of functioning efficiently as a body. However, the Board would provide for a smaller or larger size if circumstances so warranted.

  3.3
  It is the sense of the Board that when a Director retires or changes the principal position he or she held when initially elected to the Board, the Director should volunteer to resign from the Board as of the date of retirement or change in position. It is not the sense of the Board that in every instance the Director in this circumstance should necessarily be required to leave the Board. There should, however, be an opportunity for the Nominating & Governance Committee, in consultation with the Chairman, to review the continued appropriateness of Board membership under the circumstances and to recommend to the full Board the action, if any, to be taken on the proffered resignation.

  3.4
  Non-management Directors are encouraged to limit the number of other public company boards on which they serve, taking into account the potential time commitment of serving on these boards. Non-management Directors should also advise the Chairman of the Board in advance of accepting an invitation to serve on another public company board.

  3.5
  The Company's charter provides that all members of the Board are elected annually, and that voting is not cumulative. No Director will stand for re-election to the Board after his or her 70th birthday, unless the full Board determines otherwise.

  3.6
  The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. The Board believes that its annual performance evaluation provides each Director with a convenient opportunity to confirm his or her desire to continue as a Director.

4.     Director Access to Officers and Employees

  4.1
  Directors have full and free access to officers and employees of the Company. The Directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent not inappropriate, copy the Chairman and the Chief Executive Officer on any written communications between a Director and an officer or employee of the Company.

5.     Director Compensation, Independence and Stock Ownership

  5.1
  The Nominating & Governance Committee will annually review the compensation of Directors and may, from time to time, make recommendations to the Board for changes. The Nominating & Governance Committee will consider that Directors' independence may be jeopardized if Director compensation (both direct and indirect) and perquisites exceed customary levels.

  5.2
  All Directors are expected to own stock in the Company. Ownership of $100,000 in Company stock is considered an appropriate amount for each Director to accumulate over a reasonable period of time.

6.     Director Orientation

  6.1
  The Company has a comprehensive orientation program for all new non-management Directors. It includes one-on-one meetings with senior management and top New York Times editors, a plant visit and extensive written materials on each of the Company's different business units. The senior management meetings will cover a corporate overview, the Company's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, and its business conduct policies. All other Directors will also be invited to attend each orientation program.

7.     Chairman, CEO and Vice Chairman Evaluation and Management Succession

  7.1
  In consultation with all non-management Directors, the Compensation Committee will conduct an annual review of the Chairman's, the Chief Executive Officer's and the Vice Chairman's performance, as further set forth in its charter.

  7.2
  Recognizing the critical importance of executive leadership to the success of the Company, the Board will work with senior management to ensure that effective plans are in place for both short-term and long-term management succession. As part of this process, senior management will make periodic reports to the Board on succession planning. The Board will evaluate potential successors to the Chairman, the Chief Executive Officer and the Vice Chairman.

8.     Annual Performance Evaluation

  8.1
  The Board will conduct an annual self-evaluation to facilitate an examination and discussion of how it and its Committees function as groups and with senior management of the Company, what the Board contributes to the Company, and specific areas in which the Board or management believes that the Board could improve.

  8.2
  The Nominating & Governance Committee will propose the format for each annual evaluation.

9.     Board Committees

  9.1
  Currently the Board's Committees are the Audit Committee, the Compensation Committee, the Finance Committee, the Foundation Committee and the Nominating & Governance Committee. The Board may, from time to time, eliminate committees or establish or maintain additional committees, all as it deems necessary or appropriate.

  9.2
  All of the members of the Audit Committee, the Compensation Committee and the Nominating & Governance Committee will be independent directors under the criteria established by the New York Stock Exchange.

  9.3
  Director's fees (which include all fees, stock options and other consideration given to directors in their capacity as directors) are the only compensation the members of the Audit Committee may receive from the Company.

  9.4
  No member of the Audit Committee may serve on the audit committee of more than two other public companies, unless the full Board determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Company's Audit Committee and such determination is disclosed in the Company's annual proxy statement.

  9.5
  Committee members and Chairs will be appointed annually by the Board upon recommendation of the Nominating & Governance Committee with consideration of the desires of individual Directors.

  9.6
  Each Committee will have its own charter. The Board will adopt, and may amend from time to time, such charters. The charters will set forth the purposes and responsibilities of the Committees, as well as qualifications for Committee membership, procedures for Committee member appointment and removal, Committee structure and operations and Committee reporting to the Board. The charters will also provide that each Committee will annually evaluate its performance.

  9.7
  The Chair of each Committee, in consultation with the other Committee members, will determine the frequency and length of the Committee meetings consistent with any requirements set forth in the Committee's charter. The Chair of each Committee, in consultation with the appropriate members of the Committee, will develop the agenda for each Committee meeting.

  9.8
  The Nominating & Governance Committee shall consult with the Chairman with respect to recommendations made to the Board hereunder or otherwise.

  9.9
  Each Committee shall hold such separate executive sessions from time to time, as required or as requested by any member.

  9.10
  The Board and each Committee have the authority to hire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance, but each Committee shall notify the Chairman of any such action.

10.   Periodic Review

  10.1
  These principles will be reviewed and may be amended by the Board from time to time.

Appendix II

THE NEW YORK TIMES COMPANY

2004 NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

1. Purpose

The purpose of The New York Times Company 2004 Non-Employee Directors' Stock Incentive Plan (the "Plan") is to secure for The New York Times Company (the "Company") and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries.

2. Administration

The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of any agreement embodying awards of stock options or restricted stock made under the Plan ("Options" and "Restricted Stock," respectively). The Board shall, subject to the provisions of the Plan, grant Options and Restricted Stock under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except in circumstances involving actual bad faith.

3. Amount of Stock

The stock which may be issued under the Plan will be the Class A Common Stock of the Company ("Common Stock"), of a total number not exceeding 500,000 shares, subject to adjustment as provided in Section 7 below. The stock to be issued pursuant to Options may be either authorized and unissued shares, treasury shares, issued shares acquired by the Company or its subsidiaries or any combination thereof. Unless the Board otherwise determines, Restricted Stock awards shall be made from treasury shares. In the event that (i) Options granted under the Plan shall terminate or expire without being exercised in whole or in part or (ii) Restricted Stock granted under the Plan shall be forfeited pursuant to Section 6, new Options may be granted and/or new awards of Restricted Stock may be made hereunder covering the shares not purchased or forfeited.

4. Eligibility

Each member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option or Restricted Stock in accordance with the specific provisions of Sections 5 and 6 below. The adoption of this Plan shall not be deemed to give any director any right to be granted an Option to purchase Common Stock or Restricted Stock except to the extent and upon such terms and conditions consistent with the Plan as may be determined by the Board.

5. Terms and Conditions of Options

Each Option granted under the Plan shall comply with the following terms and conditions and with any other terms and conditions not inconsistent with the Plan as shall be prescribed by the Board in its sole discretion and which may be contained in the agreement, if any, referred to in Section 2 above (or in any amendment thereto):

  (a)
  The Option exercise price shall be the Fair Market Value of the shares of Common Stock (as defined in Section 8(a) hereof) subject to such Option on the date the Option is granted.

  (b)
  Each year, as of the date of the Annual Meeting of Stockholders of the Company, each Non-Employee Director who has been elected or re-elected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting shall automatically receive an Option for 4,000 shares of Common Stock, or such other amount as may be determined by the Board from time to time by resolution.

  (c)
  No Option shall be transferable otherwise than by (i) will or by the laws of descent and distribution and (ii) as provided in the next sentence. The Board may determine that Options granted to a Non-Employee

    Director or a specified group of Non-Employee Directors may be transferred by the Non-Employee Director to one or more members of the Non-Employee Director's immediate family, to a partnership or limited liability company whose only partners or members are members of the Non-Employee Director's immediate family, or to a trust established by the Non-Employee Director for the benefit of one or more members of the Non-Employee Director's immediate family. For this purpose, "immediate family" means the Non-Employee Director's spouse, parents, children (including adopted and step-children), grandchildren and the spouses of such parents, children (including adopted and step-children) and grandchildren. A transferee described in this subsection may not further transfer an Option. An Option transferred pursuant to this subsection shall remain subject to the provisions of the Plan and shall be subject to such other rules as the Board shall determine.

  (d)
  No Option or any part of an Option shall be exercisable:

  (i)
  before the Non-Employee Director has served one term-year as a member of the Board since the date the Option was granted (as used herein, the term "term-year" means that period from one Annual Meeting to the subsequent Annual Meeting), except as provided in subsection 5(d)(iv)(B) below;

  (ii)
  after the expiration of ten years from the date the Option was granted;

  (iii)
  unless notice of the exercise is given to the Company specifying the number of shares to be purchased and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise; such payment shall be made:

  (A)
  in United States dollars by certified check or bank draft (or by arranging, in a manner satisfactory to the Company, for a broker to promptly pay the purchase price to the Company), or

  (B)
  by tendering to the Company shares of Common Stock owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the cash exercise price applicable to such Option, or

  (C)
  any combination of the foregoing forms; and

  (iv)
  unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

  (A)
  if such a person shall cease to be such a Non-Employee Director for reasons other than Retirement (as defined in Section 8(a) hereof) or death, while holding an Option then exercisable that has not expired, such person, at any time within one year after the date he or she ceases to be such a Non-Employee Director (but in no event after the Option has expired under the provisions of subsection 5(d)(ii) above), may exercise the Option with respect to any shares of Common Stock as to which such person could have but has not exercised the Option on the date the person ceased to be such a Non-Employee Director;

  (B)
  if such a person shall cease to be such a Non-Employee Director by reason of Retirement or death while holding an Option (whether or not then exercisable) that has not expired, notwithstanding the provisions of subsection 5(d)(i) above, such person, or in the case of death (either while a Non-Employee Director or after Retirement), his or her executors, administrators, heirs, legatees or distributees, as the case may be, may, at any time until the expiration of such Option as provided in subsection 5(d)(ii) above, exercise the Option with respect to any shares of Common Stock as to which such person has not exercised the Option on the date the person ceased to be such a Non-Employee Director; and

  (C)
  if any person who has ceased to be such a Non-Employee Director for reasons other than death or Retirement shall die holding an Option, his or her executors, administrators, heirs, legatees or distributees, as the case may be, may, at any time within one year after the date of death (but in no event after the Option has expired under the provisions of subsection 5(d)(ii) above), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of death.

  In the event any Option is exercised by the executors, administrators, heirs, legatees or distributees of the estate of a deceased Non-Employee Director or by the guardian or legal representative of a disabled Non-Employee Director, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Non-Employee Director's estate or the proper legatees or distributees thereof or the duly appointed guardian or legal representative of the disabled Non-Employee Director.

  (e)
  The Board may not authorize the amendment of any outstanding Option to reduce the Option exercise price. Furthermore, no Option may be cancelled and concurrently replaced with an Option having a lower exercise price. This paragraph is intended to prohibit the repricing of "underwater" Options and will not be construed to prohibit the adjustments provided for in Section 7.

6. Terms and Conditions of Restricted Stock

Each year, as of the date of the Annual Meeting of Stockholders of the Company, each Non-Employee Director who has been elected or re-elected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting shall automatically receive a grant of such number of shares of Restricted Stock, as may be determined by the Board from time to time by resolution (which shall be the same number, and on the same terms, for all Non-Employee Directors). Each such award of Restricted Stock shall be subject to the following terms and conditions and to any other terms and conditions not inconsistent with the Plan as shall be prescribed by the Board in its sole discretion and which may be contained in the agreement, if any, referred to in Section 2 above (or in any amendment thereto):

  (i)
  Unless otherwise determined by the Board, the Company shall transfer treasury shares to each Non-Employee Director to whom an award of Restricted Stock has been made equal to the number of shares of Restricted Stock specified in the award, which award shall be determined by the Board from time to time by resolution. The Company may either (A) hold the certificates representing such shares of Restricted Stock for the Non-Employee Director or (B) take other steps to restrict the Non-Employee Director's ability to transfer such shares, in either case for the period of time during which such shares shall remain subject to the restrictions set forth in the award (the "Restricted Period"). Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a Non-Employee Director during the Restricted Period. Except for the restrictions set forth herein and unless otherwise determined by the Board, a Non-Employee Director shall have all the rights of a stockholder with respect to the shares of Restricted Stock comprising his or her award, including, but not limited to, the right to vote and the right to receive dividends (which, if in shares of Common Stock, shall be Restricted Stock under the same terms and conditions).

  (ii)
  The Restricted Period shall commence upon the date of the award (which, unless otherwise specified by the Board, shall be the date the Restricted Stock is transferred to the Non-Employee Director) and, unless sooner terminated as otherwise provided herein, shall continue for such period of time as specified by the Board in the award. The Restricted Period for Restricted Stock shall be at least (A) one year in the case of Restricted Stock having restrictions based on performance-based criteria and (B) three years in the case of Restricted Stock having restrictions based solely on the passage of time.

  (iii)
  If certificates are issued in respect of shares of Restricted Stock transferred to a Non-Employee Director under an award registered in the name of the Non-Employee Director, such certificate shall bear the following (or a similar legend):

      "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE NEW YORK TIMES COMPANY 2004 NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN (THE "PLAN") APPLICABLE TO RESTRICTED STOCK AND TO THE RESTRICTED STOCK AGREEMENT DATED                        (THE "AGREEMENT"), AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUMBERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

  (iv)
  Unless the Board shall otherwise determine in the award, if a Non-Employee Director ceases to be a member of the Board by reason of death or Retirement, the Restricted Period covering all shares of Restricted Stock transferred or issued to such Non-Employee Director under the Plan shall immediately lapse.

  (v)
  Unless the Board shall otherwise determine in the award or otherwise determine at or after the date of grant, if a Non-Employee Director ceases to be a member of the Board other than due to a condition described in subsection 6 (iv) above, all shares of Restricted Stock owned by such Non-Employee Director for which the Restricted Period has not lapsed shall revert back to the Company as of the date such Non-Employee Director ceases to be a member of the Board.

  (vi)
  Upon the lapse of the Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be subject to the restrictions imposed in the award and shall no longer be considered Restricted Stock for the purposes of the award and the Plan, and the Company shall take all appropriate steps to effect the foregoing.

7. Adjustment in the Event of Change in Stock

In the event of changes in the outstanding Common Stock of the Company by reason of dividends (other than cash dividends), recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the Plan, the number, class and the price of shares of Common Stock subject to outstanding Options and the number of shares constituting an Option grant under Section 5(b) hereof, shall be appropriately adjusted by the Board, whose determination shall be conclusive.

8. Miscellaneous Provisions

  (a)
  The following terms shall have the meanings specified below:

  (i)
  "Fair Market Value" means the arithmetic mean of the highest and lowest sale prices of the Common Stock as reported on The New York Stock Exchange ("NYSE") (or such other national securities exchange on which the Common Stock may be listed at the time of determination, and if the Common Stock is listed on more than one exchange, then on the one located in New York or if the Common Stock is listed only on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), then on such system) on the date of the grant or other date on which the Common Stock is to be valued hereunder. If no sale shall have been made on the NYSE, such other exchange or the NASDAQ on such date or if the Common Stock is not then listed on any exchange or on the NASDAQ, Fair Market Value shall be determined by the Board in accordance with Treasury Regulations applicable to incentive stock options.

  (ii)
  "Retirement" means (A) retirement from the Board at the age of 70, (B) retirement from the Board once the Non-Employee Director is at least age 60 and has served at least five years on the Board, (C) retirement from the Board under such extraordinary circumstances as the Board determines at the time constitute a retirement or (D) resignation from the Board by reason of disability.

  (b)
  Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option or be awarded Restricted Stock under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

  (c)
  A Non-Employee Director's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of any Non-Employee Director's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

  (d)
  No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws and regulations.

  (e)
  It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option or the award of Restricted Stock (or, as the case may be, to deliver share certificates upon the lapse of the Restricted Period), that the respective Non-Employee Director (or, in the case of an Option, any beneficiary or person entitled to act under subsection 5(d)(iv) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares of Common Stock (or certificates therefor).

  (f)
  The expenses of the Plan shall be borne by the Company.

  (g)
  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise or award of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

  (h)
  By accepting any Option, Restricted Stock or other benefit under the Plan, each Non-Employee Director and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

  (i)
  It is the intent of the Company that the transactions involving options under the Plan comply in all respects with Rule 16b-3 and/or Rule 16b-6 or any successor rules under the Securities Exchange Act of 1934, as amended, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

9. Amendment or Discontinuance

The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in Section 7 above, the Board may not, without further approval by a majority of the votes cast by holders of shares of Class A and Class B Common Stock of the Company, in person or by proxy, at a duly called meeting of stockholders and entitled to vote thereon, voting together as one class:

•
increase the maximum number of shares of Common Stock as to which Options or Restricted Stock may be granted under the Plan;

•
decrease the Option exercise price described in subsection 5(a) above;

•
extend the period during which Options or Restricted Stock may be granted or exercised under the Plan or change the class of persons eligible to receive Options or Restricted Stock under the Plan; or

•
amend subsection 5(e) above.

Subject to the provision of Section 8(i) hereof relating to Rule 16b-3 and Rule 16b-6, no amendment of the Plan shall materially and adversely effect any right of any Non-Employee Director with respect to any Option or Restricted Stock theretofore granted without such Non-Employee Director's written consent.

10. Termination

This Plan shall terminate upon the earlier of the following dates or events to occur:

  (a)
  upon the adoption of a resolution of the Board terminating the Plan; or

  (b)
  the date of the Annual Meeting of Stockholders in the year 2014.

11. Effective Date of Plan

The Plan became effective as of April 13, 2004 upon the approval of the adoption of the Plan by a majority of the votes cast by holders of shares of Class A and Class B Common Stock of the Company, in person or by proxy, at the 2004 Annual Meeting of Stockholders, voting together as a single class.

229 West 43rd Street New York, NY 10036
tel 212-556-1234

SECRETARY’S OFFICE	NO POSTAGE
NECESSARY
IF MAILED
IN THE
UNITED STATES

BUSINESS REPLY MAIL
FIRST CLASS MAIL	PERMIT NO. 289	NEW YORK NY
POSTAGE WILL BE PAID BY ADDRESSEE

THE NEW YORK TIMES COMPANY
229 WEST 43RD STREET
NEW YORK NY 10109-0135

Please return this card only if you plan to attend.

The New York Times Company
Annual Meeting of Stockholders
10:00 A.M., Tuesday, April 13, 2004

New Amsterdam Theatre
214 West 42nd Street
New York, New York 10036

☐ I plan to attend the Meeting.*

Please type or print clearly.

Name of Stockholder

Street Address

City	State	Zip

*To facilitate counting, please vote your proxy even if you are planning to attend. You can always revoke it at the meeting if you wish.

PROXY		Class A

[LOGO]	THE NEW YORK TIMES COMPANY Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting on April 13, 2004

        The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr., Solomon B. Watson IV and Rhonda L. Brauer, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be held at 10:00 A.M., local time, at the New Amsterdam Theatre, 214 West 42nd Street, New York, New York 10036, on Tuesday, April 13, 2004, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

        You are encouraged to specify your choices by marking the appropriate boxes—SEE REVERSE SIDE—but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign and return this card.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

The New York Times Company

Annual Meeting of Stockholders

April 13, 2004
10:00 A.M.
New Amsterdam Theatre
214 West 42nd Street
New York, New York 10036

This proxy when properly executed will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of Class A directors, FOR proposal 2 and FOR proposal 3.									Please Mark Here for Address Change or Comments		☐
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of Class A directors and FOR proposals 2 and 3.

		FOR	WITHHELD FOR ALL		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1.	Election of Class A Directors	☐	☐	ITEM 2—APPROVAL OF NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN	☐	☐	☐	ITEM 3— RATIFICATION OF DELOITTE & TOUCHE LLP AS AUDITORS	☐	☐	☐
Nominees:
01.	Raul E. Cesan				Consenting to receive all future annual meeting materials and shareholder
02.	William E. Kennard				communications electronically is simple and fast! Enroll today at
03.	Thomas Middelhoff				www.melloninvestor.com/ISD for secure online access to your proxy materials, statements,
04.	Henry B. Schacht				tax documents and other important shareholder correspondence.
05.	Donald M. Stewart
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.) ________________________________________________
This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on April 13, 2004.

Your signature on the proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated March 2, 2004. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or at any adjournment thereof.

Signature(s) ________________________________________________________________________								Date ________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 11:59 p.m. Eastern Standard Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/nyt		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.nytco.com

PROXY		Class B

[LOGO]	THE NEW YORK TIMES COMPANY Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting on April 13, 2004

        The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr., Solomon B. Watson IV and Rhonda L. Brauer, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be held at 10:00 A.M., local time, at the New Amsterdam Theatre, 214 West 42nd Street, New York, New York 10036, on Tuesday, April 13, 2004, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

        You are encouraged to specify your choices by marking the appropriate boxes—SEE REVERSE SIDE—but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign and return this card.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

The New York Times Company

Annual Meeting of Stockholders

April 13, 2004
10:00 A.M.
New Amsterdam Theatre
214 West 42nd Street
New York, New York 10036

This proxy when properly executed will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of Class B directors, FOR proposal 2 and FOR proposal 3.									Please Mark Here for Address Change or Comments SEE REVERSE SIDE		☐

The Board of Directors recommends a vote FOR the election of Class B directors and FOR proposals 2 and 3.

		FOR	WITHHELD FOR ALL		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1.	Election of Class B Directors	☐	☐	ITEM 2—APPROVAL OF NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN	☐	☐	☐	ITEM 3— RATIFICATION OF DELOITTE & TOUCHE LLP AS AUDITORS	☐	☐	☐
Nominees:
01.	John F. Akers				Consenting to receive all future annual meeting materials and shareholder
02.	Brenda C. Barnes				communications electronically is simple and fast! Enroll today at
03.	Jacqueline H. Dryfoos				www.melloninvestor.com/ISD for secure online access to your proxy materials, statements,
04.	Michael Golden				tax documents and other important shareholder correspondence.
05.	Russell T. Lewis
06.	David E. Liddle
07.	Ellen R. Marram
08.	Arthur Sulzberger, Jr.
09.	Cathy J. Sulzberger
10.	Doreen A. Toben
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.) ________________________________________________
This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on April 13, 2004.

Your signature on the proxy is your acknowledgement of receipt of the Notice of Meeting and Proxy Statement, both dated March 2, 2004. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or at any adjournment thereof.

Signature(s) ________________________________________________________________________								Date ________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 11:59 p.m. Eastern Standard Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http:\\www.eproxy.com/nyt1		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.nytco.com

QuickLinks

Stock Performance Comparison Between S&P 500, The New York Times Company's Class A Common Stock and Peer Group Common Stock
THE NEW YORK TIMES COMPANY CORPORATE GOVERNANCE PRINCIPLES
THE NEW YORK TIMES COMPANY 2004 NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN